                                                                EXHIBIT 10.33

                          HOME SHOPPING NETWORK, INC.
              RETIREMENT SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

3.3   EFFECTIVE DATE OF PARTICIPATION                               28

3.4   DETERMINATION OF ELIGIBILITY                                  28

3.5   TERMINATION OF ELIGIBILITY                                    29

3.6   OMISSION OF ELIGIBLE EMPLOYEE                                 29

3.7   INCLUSION OF INELIGIBLE EMPLOYEE                              29

3.8   ELECTION NOT TO PARTICIPATE                                   30



                                   ARTICLE IV

                          CONTRIBUTION AND ALLOCATION


4.1   FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION               30

4.2   PARTICIPANT'S SALARY REDUCTION ELECTION                       31

4.3   TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION                    36

4.4   ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS          36

4.5   ACTUAL DEFERRAL PERCENTAGE TESTS                              43

4.6   ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS                46

4.7   ACTUAL CONTRIBUTION PERCENTAGE TESTS                          48

4.8   ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS            51

4.9   MAXIMUM ANNUAL ADDITIONS                                      54

4.10  ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS                     60

4.11  TRANSFERS FROM QUALIFIED PLANS                                61

4.12  DIRECTED INVESTMENT ACCOUNT                                   64





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                                   ARTICLE V

                         FUNDING AND INVESTMENT POLICY


5.1   INVESTMENT POLICY                                              65

5.2   APPLICATION OF CASH                                            66

5.3   LOANS TO THE TRUST                                             66



                                   ARTICLE VI

                                   VALUATIONS


6.1   VALUATION OF THE TRUST FUND                                    68

6.2   METHOD OF VALUATION                                            68



                                  ARTICLE VII

                   DETERMINATION AND DISTRIBUTION OF BENEFITS


7.1   DETERMINATION OF BENEFITS UPON RETIREMENT                      68

7.2   DETERMINATION OF BENEFITS UPON DEATH                           69

7.3   DETERMINATION OF BENEFITS IN EVENT OF DISABILITY               70

7.4   DETERMINATION OF BENEFITS UPON TERMINATION                     71

7.5   DISTRIBUTION OF BENEFITS                                       75

7.6   HOW PLAN BENEFIT WILL BE DISTRIBUTED                           79

7.7   DISTRIBUTION FOR MINOR BENEFICIARY                             80

7.8   LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN                 80

7.9   RIGHT OF FIRST REFUSALS                                        81

7.10  STOCK CERTIFICATE LEGEND                                       82

7.11  PUT OPTION                                                     83





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7.12  NONTERMINABLE PROTECTIONS AND RIGHTS                           85

7.13  PRE-RETIREMENT DISTRIBUTION                                    85

7.14  ADVANCE DISTRIBUTION FOR HARDSHIP                              86

7.15  LIMITATIONS ON BENEFITS AND DISTRIBUTIONS                      88



                                  ARTICLE VIII

                       AMENDMENT, TERMINATION AND MERGERS


8.1   AMENDMENT                                                      88

8.2   TERMINATION                                                    89

8.3   MERGER OR CONSOLIDATION                                        90



                                   ARTICLE IX

                                 MISCELLANEOUS


9.1   PARTICIPANT'S RIGHTS                                           90

9.2   ALIENATION                                                     90

9.3   CONSTRUCTION OF PLAN                                           91

9.4   GENDER AND NUMBER                                              91

9.5   LEGAL ACTION                                                   92

9.6   PROHIBITION AGAINST DIVERSION OF FUNDS                         92

9.7   BONDING                                                        92

9.8   EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE                     93

9.9   INSURER'S PROTECTIVE CLAUSE                                    93

9.10  RECEIPT AND RELEASE FOR PAYMENTS                               93

9.11  ACTION BY THE EMPLOYER                                         93





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9.12  NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY            94

9.13  HEADINGS                                                      94

9.14  APPROVAL BY INTERNAL REVENUE SERVICE                          95

9.15  UNIFORMITY                                                    95

9.16  SECURITIES AND EXCHANGE COMMISSION APPROVAL                   95

9.17  VOTING COMPANY STOCK                                          96

                          HOME SHOPPING NETWORK, INC.
              RETIREMENT SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

          THIS PLAN, hereby adopted this 19th day of October, 1990, by Home Shopping Network, Inc. (herein referred to as the "Employer").

                              W I T N E S S E T H:

          WHEREAS, the Employer heretofore established a Profit Sharing Plan effective February 1, 1990 (hereinafter called the "Effective Date"), known as Home Shopping Network, Inc. Retirement Savings Plan and which Plan shall hereinafter be known as Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

          WHEREAS, under the terms of the Profit Sharing Plan, the Employer has the ability to amend the Profit Sharing Plan, provided the Trustee joins in such amendment if the provisions of the Profit Sharing Plan affecting the Trustee are amended; and

          WHEREAS, the Employer desires to amend the Profit
Sharing Plan to enable its eligible employees to acquire a proprietary interest in capital stock of the Employer; and

          WHEREAS, contributions to the Plan will be made by the Employer and such contributions made to the trust will be invested primarily in the capital stock of the Employer;

          NOW, THEREFORE, effective February 1, 1990, except as otherwise provided, the Employer in accordance with the provisions of the Profit Sharing Plan pertaining to amendments thereof, hereby modify, amend and restate the Profit Sharing Plan in its entirety as an Employee Stock Ownership Plan (ESOP) as defined in Section 4975(e) (7) of the Internal Revenue Code, known as Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan (hereinafter referred to as the "Plan"), to provide as follows:


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
                                   ARTICLE I
                                  DEFINITIONS

      1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

      1.2 "Administrator" means the person designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

      1.3 "Affiliated Employer" means the Employer and any corporation which is a member of a controlled group of corporations
(as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414 (o).

      1.4 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 2.2.

      1.5 "Anniversary Date" means December 31.

      1.6 "Authorized Leave of Absence" means an unpaid temporary cessation from active employment with the Employer pursuant to a nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

      1.7 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections 7.2 and 7.5.

      1.8 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

      1.9 "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the controlled group of corporations of which the Employer is a member) which is readily tradeable on an established securities market. If there is no common stock which meets the foregoing requirement, the term "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of: (A) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (B) that class of stock of the Employer (or of any other such corporation) having the greatest dividend rights.


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
Noncallable preferred stock shall be deemed to be "Company Stock" if such stock is convertible at any time into stock which constitutes "Company Stock" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable. For purposes of the preceding sentence, pursuant to Regulations, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

      1.10   "Company Stock Account" means the account established pursuant to
Section 4.1(b) to receive matching contributions and which is intended to be invested primarily in Company Stock.

              A separate accounting shall be maintained with respect to that portion of the Company Stock Account attributable to Elective Contributions and Non-Elective Contributions.

      1.11 "Compensation" with respect to any Participant means such Participant's regular salary and wages paid by the Employer for a Plan Year, but excluding overtime, commissions and bonuses. Amounts contributed by the Employer under the within Plan, except for an Employee's Compensation that is deferred pursuant to Section 4.2, and any non-taxable fringe benefits shall not be considered as Compensation.

             For purposes of this Section, the determination of Compensation shall be made by including salary reduction contributions made on behalf of an Employee to a plan maintained under Code Section 125.

             For a Participant's initial year of participation, Compensation shall be recognized for the entire Plan Year.

             Compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the


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
limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation.

          For Plan Years beginning prior to January 1, 1989, the $200,000 limit (without regard to Family Member aggregation) shall apply only for Top Heavy Plan Years and shall not be adjusted.

     1.12 "Contract" or "Policy" means a life insurance policy or annuity contract (group or individual) issued by the insurer as elected.

     1.13 "Current Obligations" means Trust obligations arising from extension of credit to the Trust and payable in cash within (1) year from the date an Employer contribution is due.

     1.14 "Deferred Compensation" with respect to any Participant means that portion of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 4.2.

     1.15 "Early Retirement Date" means the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant or Former Participant attains age 55 and has completed at least a 7-year period of service.

          A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this Plan.

     1.16 "Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to the Participant's deferral election provided in Section 4.2. In addition, any Employer Qualified Non-Elective Contribution made pursuant to Section 4.6 shall be considered an Elective Contribution for purposes of the Plan. Any such contributions deemed to be Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)-1(b) (3), the provisions of which are specifically incorporated herein by reference.

     1.17 "Eligible Employee" means any full-time Employee working 30 hours or more per week.

          Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(a) (46)) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for such coverage in this Plan, will not be eligible to participate in this Plan.

     1.18 "Employee" means any person who is employed by the Employer or Affiliated Employer, but excludes any person who is an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 414(n) (2) and 414(o) (2) unless such Leased Employees are covered by a plan described in Code Section 414(n) (5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

     1.19 "Employer" means Home Shopping Network, Inc. and any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation with principal offices in the State of Florida.

     1.20 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of
Section 4.7(a).

     1.21 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a). Excess Contributions shall be treated as an "annual addition" pursuant to Section 4.9(b).

     1.22 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to
Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section


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
4.9(c).

            1.23 "ESOP" means an employee stock ownership plan that meets the requirements of Code Section 4975(e) (7) and Regulation
54.4975-11.

            1.24 "Exempt Loan" means a loan made to the Plan by a disqualified person or a loan to the Plan which is guaranteed by a disqualified person and which satisfies the requirements of Section 2550.408b-3 of the Department of Labor Regulations, Section 54.4975-7(b) of the Treasury Regulations and Section 5.3 hereof.

             1.25 "Family Member" means, with respect to an affected Participant, such Participant's spouse, such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414 (q) (6) (B).

             1.26 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

             1.27 "Fiscal Year" means the Employer's accounting year of 12 months commencing on September 1st of each year and ending the following August 31st.

             1.28 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the earlier of:

                   (a) the distribution of the entire Vested
             portion of a Participant's Account, or

                   (b) the last day of the Plan Year in which the
             Participant incurs a five-year Period of Severance.

             Furthermore, for purposes of paragraph (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. Restoration of such amounts shall occur pursuant to Section 7.4. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

     1.29 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

     1.30 "415 Compensation" means compensation as defined in
Section 4.9(d).

     1.31 "414(s) Compensation" with respect to any Employee means his Deferred Compensation plus "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Employee shall include "414(s) Compensation" during the entire twelve (12) month period ending on the last day of such Plan Year.

          For purposes of this Section, the determination of "414(s) Compensation" shall be made by including salary reduction contributions made on behalf of an Employee to a plan maintained under Code Section 125.

          "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d). However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

     1.32 "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

                (a)  Employees who at any time during the
          "determination year" or "look-back year" were "five percent owners" as defined in Section 1.38(c).

                (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

                (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

                (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code
          Section 416) and received "415 Compensation" during the

          "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section
          415(b) (1) (A) for any such Plan Year. The number of officers shall be limited to the lesser of (i) 50 employees; or (ii) the greater of 3 employees or 10 percent of all employees. For the purpose of determining the number of officers, Employees described in Section 1.63(a), (b), (c) and (d) shall be excluded, but such Employees shall still be considered for the purpose of identifying the particular Employees who are officers. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b) (1) (A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

                (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

          The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (b), (c) and (d) above shall be prorated based upon the number of months in the "lag period".

          For purposes of this Section, the determination of "415 Compensation" shall be based only on "415 Compensation" which is actually paid and shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a) (8), 402(h) (1) (B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Section 403(b). Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

          In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d) (2)) from the Employer constituting United States source income within the meaning of Code Section 861(a) (3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n) (2) and 414(o) (2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414 (n) (5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year".

     1.33 "Highly Compensated Former Employee" means a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner". For purposes of this Section, "determination year", "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.32. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

     1.34 "Highly Compensated Participant" means any Highly
Compensated Employee who is eligible to participate in the Plan.

     1.35 "Hour of Service" means each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties within the meaning of Department of Labor Regulation 2530.200b-2(a) (1).

     1.36 "Income" means the income allocable to "excess amounts" which shall equal the sum of the allocable gain or loss for the "applicable computation period" and the allocable gain or loss for the period between the end of the "applicable computation period" and the date of distribution ("gap period"). The income allocable to "excess amounts" for the "applicable computation period" and the "gap period" is calculated separately and is determined by multiplying the income for the "applicable computation period" or the "gap period" by a fraction. The numerator of the fraction is the "excess amount" for the "applicable computation period". The denominator of the fraction is the total "account balance" attributable to "Employer contributions" as of the end of the "applicable computation period" or the "gap period", reduced by the gain allocable to such total amount for the "applicable computation period" or the "gap period" and increased by the loss allocable to such total amount for the "applicable computation period" or the "gap period". The provisions of this Section shall be applied:

                (a)  For purposes of Section 4.2(f), by
          substituting:

                (1) "Excess Deferred Compensation" for "excess amounts";

                (2)  "taxable year of the Participant" for
                "applicable computation period";

                (3)  "Deferred Compensation" for "Employer
                contributions"; and

                (4)  "Participant's Elective Account" for
                "account balance".

                (b)  For purposes of Section 4.6(a), by
          substituting:

                (1)  "Excess Contributions" for "excess amount";

                (2)  "Plan Year" for "applicable computation
                period'' ;

                (3)  "Elective Contributions" for "Employer
                contributions"; and

                (4)  "Participant's Elective Account" for
                "account balance".

                (c)  For purposes of Section 4.8(a), by
          substituting:

                (1) "Excess Aggregate Contributions" for "excess amounts";

                (2)  "Plan Year" for "applicable computation
                period";

                (3)  "Employer matching contributions made
                pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c)" for "Employer contributions"; and

                (4)  "Participant's Account" for "account
                balance".

          In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable Income for the "gap period". Under such "safe harbor method", allocable Income for the "gap period" shall be deemed to equal ten percent (10%) of the Income allocable to "excess amounts" for the "applicable computation period" multiplied by the number of calendar months in the "gap period". For purposes of determining the number of calendar months in the "gap period", a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

          Income allocable to any distribution of Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method".

          Notwithstanding the above, for "applicable computation periods" which began in 1987, Income during the "gap period" shall not be taken into account.

     1.37 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

     1.38 "Key Employee" means an Employee as defined in Code
Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b) (1) (A) for any such Plan Year.

                (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c) (1) (A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

                (c)  a "five percent owner" of the Employer.
          "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section
          318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

                (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

             For purposes of this Section, the determination of "415 Compensation" shall be based only on "415 Compensation" which is actually paid and shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a) (8), 402(h) (1) (B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Section 403(b).

        1.39 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual
   Retirement Date after having reached his Normal Retirement Date.

        1.40 "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section
   414(n) (6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if:

                    (a) such employee is covered by a money purchase
             pension plan providing:

                    (1) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c) (3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a) (8), 402(h) or 403(b);

                (2)  immediate participation; and

                (3)  full and immediate vesting.

                (b) Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

     1.41 "Maternity or Paternity Leave of Absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

     1.42 "Net Profit" means with respect to any Fiscal Year the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan.

     1.43 "Non-Elective Contribution" means the Employer's contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in
Section 4.2 and any Qualified Non-Elective Contribution.

     1.44 "Non-Highly Compensated Participant" means any
Participant who is neither a Highly Compensated Employee nor a Family Member.

     1.45 "Non-Key Employee" means any Employee or former
Employee (and his Beneficiaries) who is not a Key Employee.

     1.46 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age (65th birthday). A Participant shall become fully Vested in his Account upon attaining his Normal Retirement Age.

     1.47 "Other Investments Account" means the account of a Participant which is credited with his share of the net gain (or loss) of the Plan and Employer contributions in other than Company Stock and which is debited with payments made to pay for Company Stock.

          A separate accounting shall be maintained with respect to that portion of the Other Investments Account attributable to Elective Contributions and Non-Elective Contributions.

    1.48 "Participant" means any Eligible Employee who participates in the Plan as provided in Sections 3.2 and 3.3, and has not for any reason become ineligible to participate further in the Plan.

     1.49 "Participant's Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions.

          A separate accounting shall be maintained with respect to that portion of the Participant's Account attributable to Employer matching contributions made pursuant to Section 4.1(b) and Employer discretionary contributions made pursuant to Section 4.1(c).

     1.50 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account and Participant's Account.

     1.51 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Elective Contributions pursuant to Section 4.2 and any Employer Qualified Non-Elective Contributions.

     1.52 "Period of Service"

                (a)  Special Definitions

                (1) "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer.

                (2) "Date of Absence" means the first date of a period in which the Employee remains absent from service with the Employer (with or without pay) for any reason other than a quit, discharge, retirement, or death. For example, such absence may be due to vacation, holiday, sickness, disability, Authorized Leave of Absence, Maternity or Paternity Leave of Absence, or layoff.

                (3) "Severance from Service Date" means the earlier of (a) the date the Employee quits, retires, is discharged, or dies, or (b) the first anniversary of a Date of Absence. However, in the case of a Maternity or Paternity Absence, if the Employee is absent beyond the first anniversary of his first

                    Date of Absence, his Severance from Service
                    Date shall mean the second anniversary of such date of Absences. The period between the first and second anniversaries is neither a period of service nor a Period of Severance. This rule applies to Maternity and Paternity Absences beginning on or after the first day of the first Plan Year after December 31, 1984.

                    (4) "Period of Severance" means the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service for the Employer.

                    (5) "Reemployment Commencement Date" means the first date, following a Period of Severance which is not required to be taken into account as a Period of Service, on which the Employee performs an Hour of Service for the Employer.

                    (6) "Adjusted Employment Commencement Date" means the date reached by counting forward from the initial Employment Commencement Date by the number of days contained in the aggregated Periods of Severance which are not required to be taken into account as a Period of Service.

                    (b) "Period of Service" shall mean a period
               of service, assuming 365 days equal one year, commencing on the Employee's Adjusted Employment Commencement Date and ending on his Severance from Service Date. Days of Service shall include all days within a Period of Severance if the Employee:
               (1) Severs from service by reason of a quit, discharge, or retirement and then performs an Hour of Service within 12 months of his Severance from Service Date; or (2) Severs from service by reason of a quit, discharge, or retirement within 12 months of a Date of Absence and then performs an Hour of Service also within 12 months of that Date of Absence.

               Service with any Affiliated Employer shall be recognized.

          1.53 "Plan means this instrument, including all amendments thereto.

     1.54 "Plan Year" means the Plan's accounting year of twelve
(12) months commencing on January 1st of each year and ending the following December 31st, except for the first Plan Year which commenced February 1, 1990.

     1.55 "Qualified Non-Elective Contribution" means the
Employer's contributions to the Plan that are made pursuant to Section 4.6. Such contributions shall be considered an Elective Contribution for the purposes of the Plan and used to satisfy the "Actual Deferral Percentage" tests.

          In addition, the Employer's contributions to the Plan that are made pursuant to Section 4.8(g) which are used to satisfy the "Actual Contribution Percentage" tests shall be considered
Qualified Non-Elective Contributions and be subject to the provisions of Sections 4.2(b) and 4.2(c).

     1.56 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

     1.57 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

     1.58 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early or Late Retirement Date (see Section 7.1).

     1.59 "Super Top Heavy Plan" means a plan described in
Section 2.2(b).

     1.60 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

     1.61 "Top Heavy Plan" means a plan described in Section 2.2(a).

     1.62 "Top Heavy Plan Year" means a Plan Year commencing after December 31, 1983 during which the Plan is a Top Heavy Plan.

     1.63 "Top Paid Group" means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (determined for this purpose in accordance with Section 1.32) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees within the meaning of Code Sections 414(n) (2) and 414 (o) (2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section
414(n) (5) and are not covered in any qualified plan maintained by the Employer. Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d) (2)) from the Employer constituting United States source income within the meaning of Code Section 861 (a) (3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

                 (a) Employees with less than six (6) months of service;

                 (b) Employees who normally work less than 17 1/2 hours per week;

                 (c) Employees who normally work less than six
          (6) months during a year; and

                 (d) Employees who have not yet attained age 21.

          In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

          The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

      1.64 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

      1.65 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

      1.66 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

      1.67 "Unallocated Company Stock Suspense Account" means an account containing Company Stock acquired with the proceeds of an Exempt Loan and which has not been released from such account and allocated to the Participants' Company Stock Accounts.

      1.68 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

                                   ARTICLE II
                          TOP HEAVY AND ADMINISTRATION

2.1   TOP HEAVY PLAN REQUIREMENTS
          For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 7.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.4 of the Plan.

2.2   DETERMINATION OF TOP HEAVY STATUS
                 (a) This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983 in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                     If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, for Plan Years beginning after December 31, 1984, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

                 (b) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983 in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

      (c) Aggregate Account: A Participant's Aggregate
Account as of the Determination Date is the sum of:

      (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

      (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination
      Date that are allocated as of a date in that first
      Plan Year;

      (3) any Plan distributions made within the Plan
      Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination
      Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation
      Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

      (4) any Employee contributions.

      (c)  Aggregate Account: A Participant's Aggregate
Account as of the Determination Date is the sum of:

      (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

      (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but due on or before the Determination Date, except for the first Plan
      Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

      (3)  any Plan distributions made within the Plan
      Year that includes the Determination Date or within the four (4) preceding Plan Years.
      However, in the case of distributions made after the valuation date and prior to the Determination
      Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan
      (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

      (4)  any Employee contributions. However,
      amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's
      Aggregate Account balance.

      (5)  with respect to unrelated rollovers and
      plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's
      Aggregate Account balance.

      (6)  with respect to related rollovers and
      plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

      (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

      (d)  "Aggregation Group" means either a Required
Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

      (1)  Required Aggregation Group: In determining a
      Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding
      Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code
      Sections 401(a) (4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

      In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy
      Plan if the Required Aggregation Group is a Top
      Heavy Group. No plan in the Required Aggregation
      Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy
      Group.

      (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code
      Sections 401(a) (4) and 410. Such group shall be known as a Permissive Aggregation Group.

      In the case of a Permissive Aggregation Group, only a plan that is part of the Required
      Aggregation Group will be considered a Top Heavy
      Plan if the Permissive Aggregation Group is a Top
      Heavy Group. No plan in the Permissive
      Aggregation Group will be considered a Top Heavy
      Plan if the Permissive Aggregation Group is not a Top Heavy Group.

      (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

      (4)  An Aggregation Group shall include any
      terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

      (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

      (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key
Employee, shall be as determined using the single accrual method used for all plans of the Employer and

          Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411 (b) (1) (C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

                 (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                 (1) the Present Value of Accrued Benefits of Key
                 Employees under all defined benefit plans included in the group, and

                 (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

                 exceeds sixty percent (60%) of a similar sum determined for all Participants.

2.3   POWERS AND RESPONSIBILITIES OF THE EMPLOYER
                 (a) The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

                 (b) The Employer shall establish a "funding policy and method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                 (c) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

                 (d) The Employer will furnish Plan Fiduciaries and Participants with notices and information statements when voting rights must be exercised pursuant to Section 9.17.

2.4   DESIGNATION OF ADMINISTRATIVE AUTHORITY
          The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

          The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5   ALLOCATION AND DELEGATION OF RESPONSIBILITIES
          If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.6   POWERS AND DUTIES OF THE ADMINISTRATOR
          The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the

Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

          The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                 (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

                 (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                 (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

                 (d) to maintain all necessary records for the administration of the Plan;

                 (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                 (f) to determine the size and type of any Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

                 (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

                 (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                 (i) to prepare and implement a procedure to notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

                 (j) to establish and communicate to Participants a procedure, which includes at least three (3) investment options pursuant to Regulations, for allowing each Participant to direct the Trustee as to the investment of his Company Stock Account pursuant to Section 4.12;

                 (k) to establish and communicate to Participants a procedure and method to insure that each Participant will vote Company Stock allocated to such Participant's
          Company Stock Account pursuant to Section 9.17;

                 (l) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

2.7   RECORDS AND REPORTS
          The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.8   APPOINTMENT OF ADVISERS
          The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.9   INFORMATION FROM EMPLOYER
          To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10  PAYMENT OF EXPENSES
          All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

2.11  MAJORITY ACTIONS
          Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.12  CLAIMS PROCEDURE
          Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13  CLAIMS REVIEW PROCEDURE
          Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE III
                                  ELIGIBILITY

  3.1  CONDITIONS OF ELIGIBILITY
           Any Eligible Employee who has completed 12 Months of Service and has attained age 21 shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

           For purposes of this Section, an Eligible Employee will be deemed to have completed 12 Months of Service if he is in the employ of the Employer at any time 12 months after his employment commencement date. Employment commencement date shall be the first day that he is entitled to be credited with an Hour of Service for the performance of duty.

  3.2  APPLICATION FOR PARTICIPATION
           In order to become a Participant in the 401(k) Profit Sharing Plan portion hereunder, each Eligible Employee shall make application to the Employer for participation in the Plan and agree to the terms hereof. Upon the acceptance of any benefits under this Plan, such Employee shall automatically be deemed to have made application and shall be bound by the terms and conditions of the Plan and all amendments hereto.

  3.3  EFFECTIVE DATE OF PARTICIPATION
           An Eligible Employee shall become a Participant effective as of the earlier of the first day of the Plan Year or the first day of the seventh month of such Plan Year coinciding with or next following the date such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire).

  3.4  DETERMINATION OF ELIGIBILITY
           The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.13.

3.5   TERMINATION OF ELIGIBILITY
                 (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan according to his total Period of Service, completed while a noneligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

                 (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a 1-Year Period of Severance, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a 1-Year Period of Severance, eligibility will be determined under the break in service rules of the Plan.

                 (c) In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

3.6   OMISSION OF ELIGIBLE EMPLOYEE
          If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.7   INCLUSION OF INELIGIBLE EMPLOYEE
          If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution.

      In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture (except for Deferred Compensation which shall be distributed to the ineligible person) for the Plan Year in which the discovery is made.

      3.8  ELECTION NOT TO PARTICIPATE
                 An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year.

                                   ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

      4.1  FORMULA FOR DETERMINING EMPLOYER' S CONTRIBUTION
                 For each Plan Year, the Employer shall contribute to the Plan:

                     (a) The amount of the total salary reduction elections of all Participants made pursuant to Section 4.2(a), which amount shall be deemed an Employer's Elective Contribution.

                     (b) On behalf of each Participant who is eligible to share in matching contributions for the Plan Year:

                     (1)   Before January 1, 1991, a matching
                 contribution equal to 25% of each such Participant's Deferred Compensation, which amount shall be deemed an Employer's Non-Elective Contribution. Except, however, in applying the matching contribution percentage specified above, only salary reductions up to 6% of Compensation shall be considered, provided that the Employer shall not make a matching contribution which exceeds $500 for any Participant in a Plan Year.

                     (2) On and after January 1, 1991, a matching contribution equal to 100% of each such Participant's Deferred Compensation, which amount shall be deemed an Employer's Non-Elective Contribution. Except, however, in applying the matching contribution percentage specified above, only salary reductions up to $520 shall be considered.

                     Notwithstanding the above, no matching contribution
                 shall be made with respect to a participant's (1) Excess Deferred Compensation or (2) Excess Contributions, except for recharacterized amounts. Furthermore, no matching contributions shall be credited or allocated to a Participant to the extent such amount would exceed the maximum allowed under the Actual Contribution Percentage Test of Code Section 401 (m).

                       (c) A discretionary amount out of its current or accumulated Net Profit, which amount shall be deemed an Employer's Non-Elective Contribution.

                       (d) Notwithstanding the foregoing, however, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash, Company Stock or in such property as is acceptable to the Trustee.

                       (e) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount which is deductible under Code Section 404.

       4.2    PARTICIPANT'S SALARY REDUCTION ELECTION
                       (a) Each Participant may elect to defer from 1% to 16% of his Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election.

                            Additionally, each Participant may elect to
                 defer and have allocated for a Plan Year all or a portion of any cash bonus attributable to services performed by the Participant for the Employer during such Plan Year and which would have been received by the Participant on or before two and one half months following the end of the Plan Year but for the deferral election. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executed such election. Notwithstanding the foregoing, cash bonuses attributable to services performed by the Participant during a Plan Year but which are to be paid to the Participant later than two and one-half months after the close of such Plan Year will be subjected to whatever deferral election is in effect at the time such cash bonus would have otherwise been received.

                            The amount by which Compensation and/or cash
                 bonuses are reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

      (b)  The balance in each Participant's Elective
Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

      (c)  Amounts held in the Participant's Elective
Account may not be distributable earlier than:

      (1) a Participant's termination of employment, Total and Permanent Disability, or death;

      (2)  a Participant's attainment of age 59 1/2;

      (3)  the termination of the Plan without the
      existence at the time of Plan termination of another defined contribution plan (other than an employee stock ownership plan as defined in Code
      Section 4975(e) (7)) or the establishment of a successor defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e) (7)) by the Employer or an
      Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer;

      (4) the date of disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d) (2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;

      (5) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d) (3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary; or

      (6) the proven financial hardship of a Participant, subject to the limitations of Section 7.14.

      (d) In any Plan Year beginning after December 31, 1987, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year, the limitation imposed by Code Section 402(g), as in effect at the beginning of such taxable year. This dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

      (e) In the event a Participant has received a hardship distribution from his Participant's Elective
Account pursuant to the "Safe Harbor Resources Test" of
Section 6.11 or pursuant to Regulation 1.401(k)-1(d)(2)
(iii) (B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402 (g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred
Compensation, if any, pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

      (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals
(as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section
3121 (a) (5) (D)), a deferred compensation plan under Code
Section 457, or a trust described in Code Section
501(c) (18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section
415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of his taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1986.
Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred
Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

      (1)  the Participant shall designate the
      distribution as Excess Deferred Compensation;

      (2) the distribution must be made after the date on which the Plan received the Excess Deferred
      Compensation; and

      (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

      (g) Notwithstanding Section 4.2(f) above, a
Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

      (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's
Elective Account shall be used to provide additional benefits to the Participant or his Beneficiary.

      (i) All amounts allocated to a Participant's
Elective Account shall be maintained in a separate
Directed Investment Account as provided in Section 4.12
(c).

      (j) Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to
Section 4.4 have been made.

      (k) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

      (1) A Participant may commence making elective deferrals to the Plan only after first satisfying the eligibility and participation requirements specified in Article III. However, the Participant must make his initial salary deferral election within a reasonable time, not to exceed thirty (30) days, after entering the Plan pursuant to Section 3.3. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The
      Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

      (2) A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before the pay period for which such modification is to be effective. However, modifications to a salary deferral election shall only be permitted semi-annually, during election periods established by the Administrator prior to the first day of a Plan Year and the first day of the seventh month of a Plan Year. Any modification shall not have retroactive effect and shall remain in force until revoked.

      (3) A Participant may elect to prospectively revoke his salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

4.3   TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION
          Employer contributions will be paid in cash, Company Stock or other property as the Employer may from time to time determine. Company Stock and other property will be valued at their then fair market value. The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year, within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

          However, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

4.4   ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS
                 (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to each such Participant as set forth herein.

                 (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

      (1)  With respect to the Employer's Elective
      Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred
      Compensation for the year.

      (2)  With respect to the Employer's Non-Elective
      Contribution made pursuant to Section 4.1(b), to each Participant's Account in accordance with
      Section 4.1(b).

      Any Participant actively employed during the Plan
      Year shall be eligible to share in the matching contribution for the Plan Year.

      (3)  With respect to the Employer's Non-Elective
      Contribution made pursuant to Section 4.1(c), to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

      Only Participants who are actively employed on the last day of the Plan Year shall be eligible to share in the discretionary contribution for the year.

      (c)  The Company Stock Account of each
Participant shall be credited as of each Anniversary
Date with his allocable share of Company Stock
(including fractional shares) purchased and paid for by the Plan or contributed in kind by the Employer. Stock dividends on Company Stock held in his Company Stock
Account shall be credited to his Company Stock Account when paid. Cash dividends on Company Stock held in his Company Stock Account shall, in the sole discretion of the Administrator, either be credited to his Other
Investments Account when paid or be used to repay an Exempt Loan; provided, however, that when cash dividends are used to repay an Exempt Loan, Company
Stock shall be released from the Unallocated Company
Stock Suspense Account and allocated to the Participant's Company Stock Account pursuant to Section
4.4(e) and, provided further, that Company Stock allocated to the Participant's Company Stock Account shall have a fair market value not less than the amount of cash dividends which would have been allocated to such Participant's Other Investments Account for the year.

           Company Stock acquired by the Plan with the proceeds of an Exempt Loan shall only be allocated to each Participant's Company Stock Account upon release from the Unallocated Company Stock Suspense Account as provided in Section 4.4(e) herein. Company Stock acquired with the proceeds of an Exempt Loan shall be an asset of the Trust Fund and maintained in the Unallocated Company Stock Suspense Account.

      (d)  As of each Anniversary Date or other
valuation date, before allocation of Employer contributions, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated to each Participant's and Former Participant's nonsegregated accounts (other than each Participant's
Company Stock Account) in proportion to the following allocation base: (1) the account balance as of the last valuation date, less (2) withdrawals since the last valuation date, plus (3) one-half of the total salary reduction elections contributed since the last valuation date. Cash dividends on Company Stock allocated to each Participant's or Former Participant's nonsegregated accounts after the first month of the Plan Year shall not share in any earnings or losses of the Trust Fund for such year. However, the Administrator may direct that cash dividends on Company Stock allocated to each Participant's or Former Participant's Company Stock
Account made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust
Fund, or such cash dividends be distributed pursuant to
Section 7.5(c). Earnings or losses include the increase
(or decrease) in the fair market value of assets of the Trust Fund (other than Company Stock in the Participants' Company Stock Accounts) since the preceding Anniversary Date.

           Earnings or losses do not include the
interest paid under any installment contract for the purchase of Company Stock by the Trust Fund or on any loan used by the Trust Fund to purchase Company Stock, nor does it include income received by the Trust Fund with respect to Company Stock acquired with the proceeds of an Exempt Loan to the extent such income is used to repay the loan; all income received by the Trust Fund from Company Stock acquired with the proceeds of an Exempt Loan may, at the discretion of the Administrator, be used to repay such loan.

                              Participants' transfers from other qualified
                   plans deposited in the general Trust Fund after a valuation date shall not share in any earnings and losses (net appreciation or net depreciation) of the Trust Fund for such period. Each segregated account maintained on behalf of a Participant shall be credited or charged with its separate earnings and losses.

                         (e) All Company Stock acquired by the Plan with the proceeds of an Exempt Loan must be added to and maintained in the Unallocated Company Stock Suspense Account. Such Company Stock shall be released and withdrawn from that account as if all Company Stock in that account were encumbered. For each Plan Year during the duration of the loan, the number of shares of Company Stock released shall equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. As of each Anniversary Date, the Plan must consistently allocate to each Participant's Account, in the same manner as Employer discretionary contributions pursuant to Section 4.1(c) are allocated, non-monetary units (shares and fractional shares of Company Stock) representing each Participant's interest in Company Stock withdrawn from the Unallocated Company Stock Suspense Account. However, Company Stock released from the Unallocated Company Stock Suspense Account with cash dividends pursuant to Section 4.4(c) shall be allocated to each Participant's account in the same proportion that each such Participant's number of shares of Company Stock sharing in such cash dividends bears to the total number of shares of all Participants' Company Stock sharing in such cash dividends. Income earned with respect to Company Stock in the Unallocated Company Stock Suspense Account shall be used, at the discretion of the Administrator, to repay the Exempt Loan used to purchase such Company

Stock. Company Stock released from the Unallocated
Company Stock Suspense Account with such income, and any income which is not so used, must be allocated as income of the Plan.

      (f)  As of each Anniversary Date any amounts
which became Forfeitures since the last Anniversary
Date shall first be made available to reinstate previously forfeited account balances of Former
Participants, if any, in accordance with Section
7.4(g). The remaining Forfeitures, if any, shall be used to reduce the contribution of the Employer hereunder for the Plan Year in which such Forfeitures occur in the following manner:

      (1)  Forfeitures attributable to Employer
      matching contributions made pursuant to Section
      4.1(b) shall be used to reduce the Employer's contribution for the Plan Year in which such Forfeitures occur.

      (2)  Forfeitures attributable to Employer
      discretionary contributions made pursuant to
      Section 4.1(c) shall be used to reduce the Employer's contribution for the Plan Year in which such Forfeitures occur.

      (g)  For any Top Heavy Plan Year, Non-Key
Employees not otherwise eligible to share in the allocation of contributions as provided above, shall receive the minimum allocation provided for in Section
4.4(i) if eligible pursuant to the provisions of
Section 4.4(k).

      (h) Notwithstanding the foregoing, Participants who are not actively employed on the last day of the Plan Year due to Retirement (Early, Normal or Late),
Total and Permanent Disability or death shall share in the allocation of contributions for that Plan Year.

      (i)  Minimum Allocations Required for Top Heavy
Plan Years: Notwithstanding the foregoing, for any Top
Heavy Plan Year, the sum of the Employer's contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation"
(reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if
(i) the sum of the Employer's contributions allocated to the Participant's Combined Account of each Key
Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415
Compensation" and (ii) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section
401(a) (4) or 410, the sum of the Employer's contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's
Combined Account of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions needed to satisfy the "Actual Contribution Percentage" tests pursuant to Section 4.7(a) shall not be taken into account.

           However, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 providing such benefits included with this Plan in a Required Aggregation
Group.

      (j) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

      (k) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including
Non-Key Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

      (1)  For the purposes of this Section, "415
Compensation" shall be limited to $200,000 (unless adjusted in such manner as permitted under Code Section
415 (d)). However, for Plan Years beginning prior to

                   January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

                         (m)  Notwithstanding anything herein to the
                   contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

                         (n) If a Former Participant is reemployed after a five-year Period of Severance, then separate accounts shall be maintained as follows:

                         (1)  one account for nonforfeitable benefits
                         attributable to service before the Period of Severance; and

                         (2) one account representing his status in the Plan attributable to service after the Period of Severance.

                         (o) Notwithstanding anything to the contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401 (a) (26), 410 (b) (1) or 410(b) (2) (A) (i) and the Regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                         (1) The group of Participants eligible to share in the Employer's contribution for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                         (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

                 (3) Nothing in this Section shall permit the
                reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

4.5   ACTUAL DEFERRAL PERCENTAGE TESTS
                 (a) Maximum Annual Allocation: For each Plan
          Year beginning after December 31, 1986, the annual allocation derived from Employer Elective Contributions to a Participant's Elective Account shall satisfy one of the following tests:

                 (1) The "Actual Deferral Percentage" for the
                Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group multiplied by 1.25, or

                 (2) The excess of the "Actual Deferral
                Percentage" for the Highly Compensated
                Participant group over the "Actual Deferral
                Percentage" for the Non-Highly Compensated
                Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group multiplied by 2. The provisions of Code Section 401 (k) (3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

      However, for Plan Years beginning after
      December 31, 1988, in order to prevent the multiple use of the alternative method described in (2) above and in Code Section 401(m) (9) (A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation
      1.401(m)-2, the provisions of which are
      incorporated herein by reference.

      (b)  For the purposes of this Section "Actual
Deferral Percentage" means, with respect to the Highly
Compensated Participant group and Non-Highly
Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer
Elective Contributions allocated to each Participant's
Elective Account for such Plan Year (including all or any portion of cash bonuses which may be deferred pursuant to Section 4.2(a)), to such Participant's
"414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual
Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent for Plan
Years beginning after December 31, 1988. Employer
Elective Contributions allocated to each Non-Highly
Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

      (c) For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code
Section 414 (q) (6) because such Participant is either a "five percent owner" of the Employer or one of the ten
(10) Highly Compensated Employees paid the greatest
"415 Compensation" during the year, the following shall apply:

      (1) The combined actual deferral ratio for the family group (which shall be treated as one
      Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employer Elective Contributions and

      "414(s) Compensation" of all eligible Family
      Members who are Highly Compensated Participants without regard to family aggregation; and
      (ii) the ratio determined by aggregating Employer
      Elective Contributions and "414(s) Compensation" of all eligible Family Members (including Highly
      Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation", for Plan Years beginning after December 31, 1988,
      Family Members shall include only the affected
      Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

      (2)  The Employer Elective Contributions and
      "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly
      Compensated Participant group except to the extent taken into account in paragraph (1) above.

      (3)  If a Participant is required to be
      aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

      (d) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a Non-Highly
Compensated Participant shall include any Employee eligible to make a deferral election pursuant to
Section 4.2, whether or not such deferral election was made or suspended pursuant to Section 4.2.

4.6   ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS
          In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 4.4 do not satisfy one of the tests set forth in Section 4.5(a) for Plan Years beginning after December 31, 1986, the Administrator shall adjust Excess Contributions pursuant to the opt ions set forth below:

                (a) On or before the fifteenth day of the third
               month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess Contributions distributed to him until one of the tests set forth in Section 4.5(a) is satisfied, or until his actual deferral ratio equal the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in Section 4.5(a) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions on behalf of such Highly Compensated Participant determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph by his "414(s) Compensation". However, in determining the amount of

4.6   ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS
          In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 4.4 do not satisfy one of the tests set forth in Section 4.5(a) for Plan Years beginning after December 31, 1986, the Administrator shall adjust Excess Contributions pursuant to the opt ions set forth below:

                (a) On or before the fifteenth day of the third
               month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess Contributions distributed to him until one of the tests set forth in Section 4.5(a) is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in Section 4.5(a) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph by his "414(s) Compensation". However, in determining the amount of

Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year.

      (1)  With respect to the distribution of Excess
      Contributions pursuant to (a) above, such distribution:

           (i)   may be postponed but not later than the
           close of the Plan Year following the Plan
           Year to which they are allocable;

           (ii)  shall be made first from unmatched
           Deferred Compensation and, thereafter,
           simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation.
           However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed;

           (iii)  shall be adjusted for Income; and

           (iv)   shall be designated by the Employer as
           a distribution of Excess Contributions (and
           Income).

      (2) Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution of Excess
      Contributions and Income.

      (3)  The determination and correction of Excess
      Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished as follows:

           (i)   If the actual deferral ratio for the
           Highly Compensated Participant is determined in accordance with Section 4.5(c) (1) (ii), then the actual deferral ratio shall be reduced as required herein and the Excess
           Contributions for the family unit shall be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio.

                     (ii)  If the actual deferral ratio for the
                     Highly Compensated Participant is determined under Section 4.5(c) (1) (i), then the actual deferral ratio shall first be reduced as required herein, but not below the actual deferral ratio of the group of Family
                     Members who are not Highly Compensated
                     Participants without regard to family
                     aggregation. The Excess Contributions
                     resulting from this initial reduction shall be allocated (in proportion to Elective Contributions) among the Highly Compensated Participants whose Elective Contributions were combined to determine the actual deferral ratio. If further reduction is still required, then Excess Contributions resulting from this further reduction shall be determined by taking into account the contributions of all Family Members and shall be allocated among them in proportion to their respective Elective Contributions.

                 (b) Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in
          Section 4.5(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants.

4.7   ACTUAL CONTRIBUTION PERCENTAGE TESTS
                 (a) The "Actual Contribution Percentage" for
          Plan Years beginning after December 31, 1986 for the
          Highly Compensated Participant group shall not exceed the greater of:

                 (1) 125 percent of such percentage for the
                Non-Highly Compensated Participant group; or

                 (2) the lesser of 200 percent of such percentage
                for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points.
                However, for Plan Years beginning after December 31,
                1988, to prevent the multiple use of
                         the alternative method described in this paragraph and Code Section 401 (m) (9) (A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

                         (b) For the purposes of this Section and Section 4.8, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated
                   Participant group and Non-Highly Compensated
                   Participant group, the average of the ratios
                   (calculated separately for each Participant in each group) of:

                         (1) the sum of Employer matching contributions made pursuant to Section 4.1(b) on behalf of each such Participant for such Plan Year; to

                         (2) the Participant's "414(s) Compensation" for such Plan Year.

                         (c)  For purposes of determining the "Actual
                   Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 4.8(d), only Employer matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions pursuant to Section 4.1(b) allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401 (m) (4) (C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(2) which is incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

      (d) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Employee is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest
"415 Compensation" during the year, the following shall apply:

      (1) The combined actual contribution ratio for the family group (which shall be treated as one
      Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employer matching contributions made pursuant to Section 4.1(b) and "414(s)
      Compensation" of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and (ii) the ratio determined by aggregating Employer matching contributions made pursuant to Section 4.1(b) and "414(s) Compensation" of all eligible Family
      Members (including Highly Compensated
      Participants). However, in applying the $200,000 limit to "414(s) Compensations for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

      (2) The Employer matching contributions made pursuant to Section 4.1(b) and "414(s)
      Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Contribution Percentage" of the
      Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

      (3)  If a Participant is required to be
      aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

4.8   ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS
                 (a) In the event that, for Plan Years beginning after December 31, 1986, the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group by more than the amount permitted by Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan
          Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio, his Vested

          4.8  ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS
                        (a) In the event that, for Plan Years beginning after December 31, 1986, the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio, his Vested portion of Excess Aggregate Contributions (and Income allocable to such contributions) or, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Employer matching contributions (and
Income allocable to such Forfeitures) until either one of the tests set forth in Section 4.7(a) is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated
Participant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 4.7(a) is satisfied. The distribution and/or Forfeiture of Excess
Aggregate Contributions shall be made in the following order:

      (1) Employer matching contributions distributed and/or forfeited pursuant to Section 4.6(a) (1);

      (2)  Remaining Employer matching contributions.

      (b) Any distribution and/or Forfeiture of less than the entire amount of Excess Aggregate
Contributions (and Income) shall be treated as a pro rata distribution and/or Forfeiture of Excess
Aggregate Contributions and Income. Distribution of
Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate
Contributions (and Income). Forfeitures of Excess
Aggregate Contributions shall be treated in accordance with Section 4.4.

      (c) Excess Aggregate Contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections
404 and 415 even if distributed from the Plan.

      (d) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the total Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of the Highly
Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated
Participant's actual contribution ratio (determined after application of this paragraph) by his "414(s)
Compensation". The actual contribution ratio must be rounded to the nearest one-hundredth of one percent for

Plan Years beginning after December 31, 1988. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of such Highly Compensated participant for such Plan Year.

      (e)  The determination of the amount of Excess
Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess
Contributions, if any, to be treated as voluntary
Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year.

      (f)  The determination and correction of Excess
Aggregate Contributions of a Highly Compensated
Participant whose actual contribution ratio is determined under the family aggregation rules shall be accomplished as follows:

      (1) If the actual contribution ratio for the Highly Compensated Participant is determined in accordance with Section 4.7(d) (1) (ii), then the actual contribution ratio shall be reduced and the Excess Aggregate Contributions for the family unit shall be allocated among the Family Members in proportion to the sum of Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to
      Section 4.7(c) of each Family Member that were combined to determine the group actual contribution ratio.

      (2) If the actual contribution ratio for the Highly Compensated participant is determined under,Section 4.7(d) (1) (i), then the actual contribution ratio shall first be reduced, as required herein, but not below the actual contribution ratio of the group of Family Members who are not Highly Compensated participants without regard to family aggregation. The Excess
      Aggregate Contributions resulting from this initial reduction shall be allocated among the

               Highly Compensated Participants whose Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) were combined to determine the actual contribution ratio. If further reduction is still required, then Excess Aggregate Contributions resulting from this further reduction shall be determined by taking into account the contributions of all Family Members and shall be allocated among them in proportion to their respective Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to
               Section 4.7(c).

               (g) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in section 4.7(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferral Percentage" tests pursuant to
          Section 4.5(a).

4.9   MAXIMUM ANNUAL ADDITIONS
          (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of: (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b) (1) (A)) or (2) twenty-five percent (25%) of the Participant's "415 Compensation" for such "limitation year".

     (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2)
Employee contributions for "limitation years" beginning after December 31, 1986, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(1) (2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d) (3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415
Compensation" percentage limitation referred to in paragraph (a) (2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f) (2)) after separation from service which is otherwise treated as an "annual addition", or (2) any amount under Code Section
415(1) (1).

      (c) For purposes of applying the limitations of Code Section 415, the following are not "annual additions": (1) the transfer of funds from one qualified plan to another and (2) provided no more than one-third of the Employer contributions for the year are allocated to Highly Compensated Participants, Forfeitures of Company Stock purchased with the proceeds of an Exempt Loan and Employer contributions applied to the payment of interest on an Exempt Loan.
In addition, the following are not Employee contributions for the purposes of Section 4.9(c) (2):
(1) rollover contributions (as defined in Code Sections
402 (a) (5), 403(a) (4) , 403(b) (8) and 408 (d) (3); (2)
repayments of loans made to a participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a) (7) (B) (cash-outs); (4) repayments of distributions received one-third of the Employer's contributions for the year are allocated to Highly Compensated Participants. In applying this limitation, the family group of a Highly
Compensated Participant who is subject to the Family
Member aggregation rules of Code Section 414(q) (6) shall be determined pursuant to Regulations.

      (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions,
(2) Employee contributions for "limitation years" beginning after December 31, 1986, (3) forfeitures,
(4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section
415(1) (2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d) (3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415
Compensation" percentage limitation referred to in paragraph (a) (2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f) (2)) after separation from service which is otherwise treated as an "annual addition", or (2) any amount otherwise treated as an "annual addition" under Code Section 415(1) (1).

      (c) For purposes of applying the limitations of Code Section 415, the following are not "annual additions": (1) the transfer of funds from one qualified plan to another and (2) provided no more than one-third of the Employer contributions for the year are allocated to Highly Compensated Participants, Forfeitures of Company Stock purchased with the proceeds of an Exempt Loan and Employer contributions applied to the payment of interest on an Exempt Loan.
In addition, the following are not Employee contributions for the purposes of Section 4.9(c) (2):
(1) rollover contributions (as defined in Code Sections
402 (a) (5), 403(a) (4) , 403 (b) (8) and 408 (d) (3));
(2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411 (a) (7) (B)
(cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a) (3) (D)
(mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section
408 (k) (6)

       (d) For purposes of applying the limitations of Code Section 415, "415 Compensation" shall include the
Participant's wages, salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses and in the case of a Participant who is an Employee within the meaning of Code Section 401(c) (1) and the regulations thereunder, the Participant's earned income
(as described in Code Section 401(c) (2) and the regulations thereunder)) paid during the "limitation year".
           "415 Compensation" shall exclude
(1) (A) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to the Plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed, (B) contributions made by the Employer to a plan of deferred compensation to the extent that all or a portion of such contributions are recharacterized as a voluntary Employee contribution, (C) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code
Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (D) any distributions from a plan of deferred compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed except any amounts received by an Employee pursuant to an unfunded non-qualified plan to the extent such amounts are includable in the gross income of the Employee; (2) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Employer
(whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee). For the purposes of this Section, the determination of "415 Compensation" shall be made by not including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402 (a) (8),
402(h) (1) (B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code
Section 403(b).

       (e) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year.

       (f) The dollar limitation under Code Section
415(b) (1) (A) stated in paragraph (a) (1) above shall be adjusted annually as provided in Code Section 415(d) pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

       (g) For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

       (h) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control
(as defined by Code Section 1563(a) or Code Section
414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(o), all Employees of such Employers shall be considered to be employed by a single Employer.

                        (i) For the purpose of this Section, if this Plan is a Code Section 413(c) plan, all Employers of a Participant who maintain this Plan will be considered to be a single Employer.

                        (j) (1)  If a Participant participates in more
                  than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year".

                        (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

                        (3) If a Participant participates in more than one defined contribution plan not subject to Code
                        Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by
                        (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

                        (k)  If an Employee is (or has been) a
                  Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

                     (1) The defined benefit plan fraction for any
              "limitation year" is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code Section 415(b).

                         Notwithstanding the above, if the
              Participant was a Participant as of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all "limitation years" beginning before January 1, 1987.

                     (m) The defined contribution plan fraction for
              any "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(1) (2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c) (1) (A) or 35 percent of the Participant's Compensation for such year.

                     If the Employee was a Participant as of the end of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
          (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

                (n)  Notwithstanding the foregoing, for any
          "limitation year" in which the Plan is a Top Heavy Plan, 100% shall be substituted for 125% in Sections 4.9(1) and 4.9(m) unless the extra minimum allocation is being provided pursuant to Section 4.4# However, for any "limitation year" in which the Plan is a Super Top Heavy Plan, 100% shall be substituted for 125% in any event.

                (o) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.10  ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS
                (a) If, as a result of a reasonable error in estimating a Participant's Compensation or other facts and circumstances to which Regulation 1.415-6(b) (6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall
          (1) return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts (2) hold any "excess amount" remaining after the return of any voluntary Employee contributions in a "Section 415 suspense account"
          (3) use the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the "limitation year", or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such. "limitation year" (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year".

                (b)  For purposes of this Article, "excess
          amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.9.

                (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year". The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

                (d)  The Plan may not distribute "excess
          amounts", other than voluntary Employee contributions, to Participants or Former Participants.

4.11  TRANSFERS FROM QUALIFIED PLANS
                (a)  With the consent of the Administrator,
          amounts may be transferred from other qualified plans by Employees, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Rollover Account". Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

       (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in Paragraphs (c) and (d) of this Section.

       (c) Except as permitted by Regulations
(including Regulation 1.411 (d) -4), amounts attributable to elective contributions (as defined in Regulation
1.401(k)-1(g) (4)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

       (d) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Rollover Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 7.5, including, but not limited to, all notice and consent requirements of Code
Section 411(a) (11) and the Regulations thereunder.
Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

       (e) The Administrator may direct that employee transfers made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

       (f) For purposes of this Section, the term
"qualified plan" shall mean any tax qualified plan under Code Section 401 (a). The term "amounts transferred from other qualified plans" shall mean:
(i) amounts transferred to this Plan directly from another qualified plan; (ii) lump-sum distributions received by an Employee from another qualified plan which are eligible for tax free rollover to a qualified plan and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets;
and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account.

       (g) Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

       (h) This Plan shall not accept any direct or indirect transfers (as that term is defined and interpreted under Code Section 401(a) (11) and the Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.

       (i) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section
          411(d) (6) protected benefit" as described in Section
          8.1.

4.12  DIRECTED INVESTMENT ACCOUNT
                (a) Each "Qualified Participant", for Plan Years beginning after December 31, 1986, may elect within ninety (90) days after the close of each Plan Year during the "Qualified Election Period" to direct the Trustee in writing as to the investment of 25 percent of the total number of shares of Company Stock acquired by or contributed to the Plan that have ever been allocated to such "Qualified Participant's" Company Stock Account (reduced by the number of shares of Company Stock previously invested pursuant to a prior election). In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "50 percent" for "25 percent". If the "Qualified Participant" elects to direct the Trustee as to the investment of his Company Stock Account, such direction shall be effective no later than 180 days after the close of the Plan Year to which such direction applies.

                     Notwithstanding the above, if the fair
          market value (determined pursuant to Section 6.1 at the Plan valuation date immediately preceding the first day on which a "Qualified Participant" is eligible to make an election) of Company Stock acquired by or contributed to the Plan and allocated to a "Qualified Participant's" Company Stock Account is $500 or less, then such Company Stock shall not be subject to this paragraph. For purposes of determining whether the fair market value exceeds $500, Company Stock held in accounts of all employee stock ownership plans (as defined in Code Section 4975(e) (7)) and tax credit employee stock ownership plans (as defined in Code
          Section 409(a)) maintained by the Employer or any Affiliated Employer shall be considered as held by the Plan.

                (b)  For the purposes of this Section the
          following definitions shall apply:

                 (1) "Qualified Participant" means any
                Participant or Former Participant who has completed ten (10) Plan Years of Service as a Participant and has attained age 55.

                (2)  "Qualified Election Period" means the six
                (6) Plan Year period beginning with the later of
                (i) the first Plan Year in which the Participant first became a "Qualified Participant", or
                 (ii) the first Plan Year beginning after
                December 31, 1986.

                (c) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and his Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in Trust Fund earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

                                   ARTICLE V
                         FUNDING AND INVESTMENT POLICY

5.1   INVESTMENT POLICY
                (a) The Plan is designed to invest primarily in Company Stock.

                (b) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in other property described in the Trust or in life insurance policies to the extent permitted by subparagraph (c) below, or the Trustee may hold such funds in cash or cash equivalents.

                (c) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in insurance policies on the life of any "keyman" Employee. The proceeds of a "keyman" insurance policy may not be used for the repayment of any indebtedness owed by the Plan which is secured by Company Stock. In the event any "keyman" insurance is purchased by the Trustee, the premiums paid thereon during any Plan Year, net of any policy dividends and increases in cash surrender values, shall be treated as the cost of Plan investment and any death benefit or cash surrender value received shall be treated as proceeds from an investment of the Plan.

                (d)  The Plan may not obligate itself to acquire
          Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

                (e) The Plan may not obligate itself to acquire Company Stock under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer.

                (f) All purchases of Company Stock shall be made at a price which, in the judgment of the Administrator, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Administrator, is not less than the fair market value thereof. The valuation rules set forth in Article VI shall be applicable.

5.2   APPLICATION OF CASH
          Employer contributions in cash and other cash received by the Trust Fund shall first be applied to pay any Current
Obligations of the Trust Fund.

5.3   LOANS TO THE TRUST
                (a) The Plan may borrow money for any lawful purpose, provided the proceeds of an Exempt Loan are used within a reasonable time after receipt only for any or all of the following purposes:

                (1)  To acquire Company Stock.

                (2)  To repay such loan.

                (3)  To repay a prior Exempt Loan.

                (b) All loans to the Trust which are made or guaranteed by a disqualified person must satisfy all requirements applicable to Exempt Loans including but not limited to the following:

                 (1) The loan must be at a reasonable rate of
                interest;

                 (2) Any collateral pledged to the creditor by
                the Plan shall consist only of the Company Stock purchased with the borrowed funds;

      (3) Under the terms of the loan, any pledge of Company Stock shall provide for the release of shares so pledged on a pro-rata basis pursuant to
      Section 4.4(e);

      (4) Under the terms of the loan, the creditor shall have no recourse against the Plan except with respect to such collateral, earnings attributable to such collateral, Employer contributions (other than contributions of
      Company Stock) that are made to meet Current
      Obligations and earnings attributable to such contributions;

      (5) The loan must be for a specific term and may not be payable at the demand of any person, except in the case of default;

      (6) In the event of default upon an Exempt Loan, the value of the Trust Fund transferred in satisfaction of the Exempt Loan shall not exceed the amount of default. If the lender is a disqualified person, an Exempt Loan shall provide for a transfer of Trust Funds upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan;

      (7) Exempt Loan payments during a Plan Year must not exceed an amount equal to: (A) the sum, over all Plan Years, of all contributions and cash dividends paid by the Employer to the Plan with respect to such Exempt Loan and earnings on such Employer contributions and cash dividends, less
      (B) the sum of the Exempt Loan payments in all preceding Plan Years. A separate accounting shall be maintained for such Employer contributions, cash dividends and earnings until the Exempt Loan is repaid.

       (c) For purposes of this Section, the term
"disqualified person " means a person who is a Fiduciary, a person providing services to the Plan, an Employer any of whose Employees are covered by the Plan, an employee organization any of whose members are covered by the Plan, an owner, direct or indirect, of 50% or more of the total combined voting power of all classes of voting stock or of the total value of all classes of the stock, or an officer, director, 10% or more shareholder, or a highly compensated Employee.

                                   ARTICLE VI
                                   VALUATIONS

   6.1    VALUATION OF THE TRUST FUND
              The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date", to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date" prior to taking into consideration any contribution to be allocated for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

   6.2    METHOD OF VALUATION
              Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent "valuation date" under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company Stock not readily tradeable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under Code Section 170 (a) (1).

                                  ARTICLE VII
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

   7.1    DETERMINATION OF BENEFITS UPON RETIREMENT
              Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date or Early Retirement Date. Upon such Normal Retirement Date or Early Retirement Date, all amounts credited to such Participant's Combined Account shall become distributable. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's

Retirement Date, or as soon thereafter as is practicable, the Trustee shall distribute all amounts credited to such Participant's Combined Account in accordance with Sections 7.5 and 7.6.

7.2   DETERMINATION OF BENEFITS UPON DEATH
                (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. The Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary. Distribution to the Participant's Beneficiary shall commence not later than one (1) year after the close of the Plan Year in which such Participant's death occurs.

                (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute any remaining amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary.

                (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

                (d) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse if:

                (1) the spouse has waived the right to be the Participant's Beneficiary, or

                (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

                (3)  the Participant has no spouse, or

                (4)  the spouse cannot be located.

                     In such event, the designation of a
          Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

                (e) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

7.3   DETERMINATION OF BENEFITS IN EVENT OF DISABILITY
          In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, shall distribute to such Participant all amounts credited to such Participant's Combined Account as though he had retired. Distribution to such Participant shall commence not later than one (1) year after the close of the Plan Year in which such Participant's Total and Permanent Disability occurs.

7.4   DETERMINATION OF BENEFITS UPON TERMINATION
                (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Combined Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Combined Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.4 until such time as a distribution is made to the Terminated Participant.

                     If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investments Account has been depleted. If interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

                     Distribution of the funds due to a
          Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant. Distribution to a Participant shall not include any Company Stock acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which such loan is repaid in full. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section 411(a) (11) and the Regulations thereunder. The Participant may choose to have the Vested amount determined as either the amount valued as of the preceding valuation date plus deferrals made after that date or as the balance in his account as of the subsequent valuation date.

           If the value of a Terminated Participant's
Vested benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

           For purposes of this Section 7.4, if the value of a Terminated Participant's Vested benefit is zero, the Terminated Participant shall be deemed to have received a distribution of such Vested benefit.

      (b)  The Vested portion of any Participant's
Account shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

              Vesting Schedule
Period of Service (Years)     Percentage
           3                    20  %
           4                    40  %
           5                    60  %
           6                    80  %
           7                   100  %

      (c)  Notwithstanding the vesting schedule
provided for in paragraph (b) above, for any Top Heavy
Plan Year, the Vested portion of the Participant's
Account of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the total amount credited to his Participant's
Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

              Vesting Schedule
Period of Service (Years)     Percentage
           2                    20  %
           3                    40  %
           4                    60  %
           5                    80  %
           6                   100  %

           If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Administrator shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan.

      (d) Notwithstanding the vesting schedule above, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

      (e) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer's contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the account of any affected Participant shall become 100%
Vested and shall not thereafter be subject to Forfeiture.

      (f)  The computation of a Participant's
nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least a three-year
Period of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

      (l)  the adoption date of the amendment,

      (2)  the effective date of the amendment, or

      (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

      (g) (1) If any Former Participant shall be reemployed by the Employer, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

(2)  If any Former Participant shall be
reemployed by the Employer before a five-year
Period of Severance occurs, and such Former
Participant had received, or was deemed to have received, a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first five-year
Period of Severance commencing after the distribution, or in the event of a deemed distribution, upon the reemployment of such Former Participant. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five (5) years after the date of separation. In the event the Former Participant does repay the full amount distributed to him, or in the event of a deemed distribution, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary
Date or valuation date coinciding with or preceding his termination. The source for such reinstatement shall first be any Forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts provided, however, that if a discretionary contribution is made for such year pursuant to Section 4.1(c), such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with Section 4.4.

(3)  If any Former Participant is reemployed
after a 1-year Period of Severance has occurred, his Period of Service shall include service prior to his 1-year Period of Severance subject to the following rules:

      (i)  If a Former Participant has a 1-year
      Period of Severance, his service before and after the Period of Severance shall be used for computing his Period of Service only after he has been employed for a 1-year
      Period of Service following the date of his reemployment with the Employer;

                     (ii) Any Former Participant who under the
                     Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits otherwise allowable under (i) above if the number of consecutive 1-year Periods of Severance equal or exceed the greater of
                     (A) five (5) or (B) the aggregate number of years in his Period of Service before such Severance;

                     (iii)  After a five-year Period of
                     Severance, a Former Participant's Vested
                     Account balance attributable to service
                     before that Period of Severance shall not be increased as a result of service after that Period of Severance.

7.5   DISTRIBUTION OF BENEFITS
                (a) The Administrator, pursuant to the election of the Participant (or if no election has been made prior to the Participant's death, by his Beneficiary), shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one lump-sum payment.

                (b) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $3,500 at the time of any prior distribution shall require such Participant's consent if such distribution occurs prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

                (1)  The Participant must be informed of his
                right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the distribution of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 7.5(e).

                (2) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

                          (3) Written consent of the Participant to the
                         distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

                          (4) No consent shall be valid if a significant
                         detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                          (c) Notwithstanding anything herein to the
                   contrary, cash dividends on shares of Company Stock allocable to Participants' Company Stock Accounts may be paid pursuant to Section 4.4(d) to Participants or their Beneficiaries within 90 days after the close of the Plan Year in which the dividend is paid.

                          (d) Any part of a Participant's benefit which is
                   retained in the Plan after the Anniversary Date on which his participation ends will continue to be treated as a Company Stock Account or as an Other Investments Account (subject to Section 7.4(a)) as provided in Article IV. However, neither account will be credited with any further Employer contributions.

                          (e) Notwithstanding any provision in the Plan to
                   the contrary, the distribution of a Participant's benefits made on or after January 1, 1985 shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a) (9) and the Regulations thereunder (including Regulation
                   1.401(a) (9)-2), the provisions of which are incorporated herein by reference:

                          (1) A Participant's benefits shall be
                         distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent
      Plan Year.

      (2)  Distributions to a Participant and his
      Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a) (9) (G) and the Regulations thereunder.

       (f) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant made on or after January l, 1985 shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a) (9) and the Regulations thereunder. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 7.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

       (g) Except as limited by Sections 7.5 and 7.6, whenever the Trustee is to make a distribution on or as of an Anniversary Date, the distribution may be made on such date or as soon thereafter as is practicable, but in no event later than 180 days after the Anniversary
Date. However, unless a Former Participant elects in writing to-defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall occur not later than the 60th day after the close of the Plan
Year in which the latest of the following events occurs:

      (1) the date on which the Participant attains the earlier of age 65 or the Normal Retirement
      Age specified herein;

      (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

      (3)  the date the Participant terminates his
      service with the Employer.

       (h) The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal
Responsibility Act of 1982. Any such written designation made by a Participant shall be binding upon the Plan Administrator notwithstanding any contrary provision of Section 7.5.

       (i) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal
Responsibility Act of 1982.

       (j) If a distribution is made at a time when a Participant is not fully Vested in his Participant's
Account and the Participant may increase the Vested percentage in such account:

      (1) a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution; and

      (2)  at any relevant time, the Participant's
      Vested portion of the separate account shall be equal to an amount ("X") determined by the formula:

                            X equals P(AB plus (R x D)) - (R x D)

                For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

7.6   HOW PLAN BENEFIT WILL BE DISTRIBUTED
                (a) Distribution of a Participant's benefit may be made in cash or Company Stock or both, provided, however, that if a Participant or Beneficiary so demands, such benefit (other than Company Stock reinvested pursuant to Section 4.12(a)) shall be distributed only in the form of Company Stock. Prior to making a distribution of benefits, the Administrator shall advise the Participant or his Beneficiary, in writing, of the right to demand that benefits be distributed solely in Company Stock.

                (b) If a Participant or Beneficiary demands that benefits be distributed solely in Company Stock, distribution of a Participant's benefit will be made entirely in whole shares or other units of Company Stock. Any balance in a Participant's Other Investments Account will be applied to acquire for distribution the maximum number of whole shares or other units of Company Stock at the then fair market value. Any fractional unit value unexpended will be distributed in cash. If Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Company Stock is acquired and then make such distribution, subject to Sections 7.5(g) and 7.5(e).

                (c) The Trustee will make distribution from the Trust only on instructions from the Administrator.

                (d) Notwithstanding anything contained herein to the contrary, if the Employer's charter or by-laws restrict ownership of substantially all shares of Company Stock to Employees and the Trust Fund, as described in Code Section 409(h) (2), the Administrator shall distribute a Participant's Combined Account entirely in cash without granting the Participant the right to demand distribution in shares of Company Stock.

                (e) Except as otherwise provided herein, Company Stock distributed by the Trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided restrictions are applicable to all Company Stock of the same class. If a Participant is required to offer the sale of his Company Stock to the Employer before offering to sell his Company Stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the Trustee pay a price less than the fair market value of the Company Stock.

                (f) If Company Stock acquired with the proceeds of an Exempt Loan (described in Section 5.3 hereof) is available for distribution and consists of more than one class, a Participant or his Beneficiary must receive substantially the same proportion of each such class.

7.7   DISTRIBUTION FOR MINOR BENEFICIARY
           In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

7.8   LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN
          In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

7.9   RIGHT OF FIRST REFUSALS
                (a) If any Participant, his Beneficiary or any other person to whom shares of Company Stock are distributed from the Plan (the "Selling Participant") shall, at any time, desire to sell some or all of such shares (the "Offered Shares") to a third party (the "Third Party"), the Selling Participant shall give written notice of such desire to the Employer and the Administrator, which notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Selling Participant and Third Party. Both the Trust Fund and the Employer shall each have the right of first refusal for a period of fourteen (14) days from the date the Selling Participant gives such written notice to the Employer and the Administrator (such fourteen (14) day period to run concurrently against the Trust Fund and the Employer) to acquire the Offered Shares. As between the Trust Fund and the Employer, the Trust Fund shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall be the same as offered by the Third Party.

                (b) If the Trust Fund and the Employer do not exercise their right of first refusal within the required fourteen (14) day period provided above, the Selling Participant shall have the right, at any time following the expiration of such fourteen (14) day period, to dispose of the Offered Shares to the Third Party; provided, however, that (i) no disposition shall be made to the Third Party on terms more favorable to the Third Party than those set forth in the written notice delivered by the Selling Participant above, and
          (ii) if such disposition shall not be made to a third party on the terms offered to the Employer and the Trust Fund, the offered Shares shall again be subject to the right of first refusal set forth above.

                (c) The closing pursuant to the exercise of the right of first refusal under Section 7.9(a) above shall take place at such place agreed upon between the Administrator and the Selling Participant, but not later than ten (10) days after the Employer or the Trust Fund shall have notified the Selling Participant of the exercise of the right of first refusal. At such closing, the Selling Participant shall deliver certificates representing the Offered Shares duly endorsed in blank for transfer, or with stock powers


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
          attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the Trust Fund shall deliver the purchase price, or an appropriate portion thereof, to the Selling Participant.

                (d) Except as provided in this paragraph (d), no Company Stock acquired with the proceeds of an Exempt Loan complying with the requirements of Section 5.3 hereof shall be subject to a right of first refusal. Company Stock acquired with the proceeds of an Exempt Loan, which is distributed to a Participant or Beneficiary, shall be subject to the right of first refusal provided for in paragraph (a) of this Section only so long as the Company Stock is not publicly traded. The term "publicly traded" refers to a securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78f) or that is quoted on a system sponsored by a national securities association registered under Section 15A (b) of the Securities Exchange Act (15 U.S.C. 780). In addition, in the case of Company Stock which was acquired with the proceeds of a loan described in
          Section 5.3, the selling price and other terms under the right must not be less favorable to the seller than the greater of the value of the security determined under Regulation 54.4975-11(d) (5), or the purchase price and other terms offered by a buyer (other than the Employer or the Trust Fund), making a good faith offer to purchase the security. The right of first refusal must lapse no later than fourteen (14) days after the security holder gives notice to the holder of the right that an offer by a third party to purchase the security has been made. The right of first refusal shall comply with the provisions of paragraphs (a), (b) and (c) of this Section, except to the extent those provisions may conflict with the provisions of this paragraph.

7.10  STOCK CERTIFICATE LEGEND
           Certificates for shares distributed pursuant to the Plan shall contain the following legend:

           "The shares represented by this certificate are transferable only upon compliance with the terms of HOME SHOPPING NETWORK, INC. RETIREMENT SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN effective as of February 1, 1990, which grants to Home Shopping Network, Inc. a right of first refusal, a copy of said Plan being on file in the office of the Company."



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
7.11  PUT OPTION
                (a) If Company Stock which was not acquired with the proceeds of an Exempt Loan is distributed to a Participant and such Company Stock is not readily tradeable on an established securities market, a Participant has a right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula. Such Stock shall be subject to the provisions of Section 7.11(c).

                (b) Company Stock which is acquired with the proceeds of an Exempt Loan and which is not publicly traded when distributed, or if it is subject to a trading limitation when distributed, must be subject to a put option. For purposes of this paragraph, a "trading limitation" on a Company Stock is a restriction under any Federal or State securities law or any regulation thereunder, or an agreement (not prohibited by Section 7.12) affecting the Company Stock which would make the Company Stock not as freely tradeable as stock not subject to such restriction.

                (c) The put option must be exercisable only by a Participant, by the Participant's donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of a Participant's death. (Under this paragraph Participant or Former Participant means a Participant or Former Participant and the beneficiaries of the Participant or Former Participant under the Plan.) The put option must permit a Participant to put the Company Stock to the Employer. Under no circumstances may the put option bind the Plan. However, it shall grant the Plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer's honoring such put option, the put option must permit the Company Stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

                     The put option shall commence as of the day following the date the Company Stock is distributed to the Former Participant and end 60 days thereafter and if not exercised within such 60-day period, an additional 60-day option shall commence on the first


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
              day of the fifth month of the Plan Year next following the date the stock was distributed to the Former Participant (or such other 60-day period as provided in regulations promulgated by the Secretary of the Treasury). However, in the case of Company Stock that is publicly traded without restrictions when distributed but ceases to be so traded within either of the 60-day periods described herein after distribution, the Employer must notify each holder of such Company Stock in writing on or before the tenth day after the date the Company Stock ceases to be so traded that for the remainder of the applicable 60-day period the Company Stock is subject to the put option. The number of days between the tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.

                         The put option is exercised by the holder notifying
              the Employer in writing that the put option is being exercised; the notice shall state the name and address of the holder and the number of shares to be sold. The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the value of the Company Stock determined in accordance with Section 6.2. Payment under the put option involving a "Total Distribution" shall be paid in substantially equal monthly, quarterly, semiannual or annual installments over a period certain beginning not later than thirty (30) days after the exercise of the put option and not extending beyond (5) years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than thirty (30) days after the exercise of the put option.
              Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the Employer's articles of incorporation, unless so required by applicable state law.


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
                     For purposes of this Section, "Total
          Distribution" means a distribution to a Participant or his Beneficiary within one taxable year of the entire
          Vested Participant's Combined Account.

                (d)  An arrangement involving the Plan that
          creates a put option must not provide for the issuance of put options other than as provided under this Section. The Plan (and the Trust Fund) must not otherwise obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

7.12  NONTERMINABLE PROTECTIONS AND RIGHTS
           No Company Stock, except as provided in Section 7.9(d) and Section 7.11(b), acquired with the proceeds of a loan described in Section 5.3 hereof may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the Trust Fund, whether or not the Plan is then an ESOP. The protections and rights granted in this Section are nonterminable, and such protections and rights shall continue to exist under the terms of this Plan so long as any Company Stock acquired with the proceeds of a loan described in Section
5.3 hereof is held by the Trust Fund or by any Participant or other person for whose benefit such protections and rights have been created, and neither the repayment of such loan nor the failure of the Plan to be an ESOP, nor an amendment of the Plan shall cause a termination of said protections and rights.

7.13  PRE-RETIREMENT DISTRIBUTION
           At such time as a Participant shall have attained the age of 59 1/2 years, the Administrator, at the election of the Participant, shall direct the Trustee to distribute all or a portion of the amount then credited to the accounts maintained on behalf of the Participant. However, no distribution from the Participant's Account shall occur prior to 100% vesting. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Sections 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section
411(a) (11) and the Regulations thereunder.

           Notwithstanding the above, pre-retirement distributions from a Participant's Elective Account shall not be permitted prior to the Participant attaining age 59 1/2 except as otherwise permitted under the terms of the Plan.


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
7.14  ADVANCE DISTRIBUTION FOR HARDSHIP
                (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of his Participant's Elective Account valued as of the last Anniversary Date or other valuation date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the Participant's Elective Account shall be reduced accordingly. The determination of whether an immediate and heavy financial need exists shall be based on all relevant facts and circumstances. A need shall not be disqualified because it was reasonably foreseeable or voluntarily incurred. Withdrawal under this Section shall be authorized, for example, if the distribution is on account of:

                (1)  Medical expenses described in Code Section
                213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code
                Section 152);

                (2)  Funeral expenses for a member of the
                Participant's family;

                (3) The purchase (excluding mortgage payments) of a principal residence for the Participant;

                (4) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his spouse, children, or dependents;
                or

                (5)  The need to prevent the eviction of the
                Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                (b) No distribution shall be made pursuant to this Section unless the Administrator determines that either the "Safe Harbor Resources Test" or the "Facts and Circumstances Resources Test" is satisfied. The "Safe Harbor Resources Test" is not satisfied unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:


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
      (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

      (2)  The Participant has obtained all
      distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

      (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

      (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

       (c) The "Facts and Circumstances Resources Test" is not satisfied unless the Administrator determines, based upon all relevant facts and circumstances, that the amount to be distributed is not in excess of the amount required to relieve the financial need and that such need cannot be satisfied from other resources reasonably available to the Participant. For this purpose, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant. A distribution may be treated as necessary to satisfy a financial need if the Administrator relies upon the Participant's representation that the need cannot be relieved:

      (1) Through reimbursement or compensation by insurance or otherwise;

      (2)  By reasonable liquidation of the
      Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;


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
                (3) By cessation of elective deferrals under the Plan; or

                (4) By other distributions or loans from any other qualified retirement plan, or by borrowing from commercial sources on reasonable commercial terms.

                (d) Notwithstanding the above, for Plan Years beginning after December 31, 1988, distributions from the Participant's Elective Account pursuant to this Section shall be limited solely to the Participant's Deferred Compensation and any income allocable thereto credited to the Participant's Elective Account as of December 31, 1988.

                (e)  Any distribution made pursuant to this
          Section shall be made in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section 411(a) (11) and the Regulations thereunder.

7.15  LIMITATIONS ON BENEFITS AND DISTRIBUTIONS
           All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414 (p).

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND MERGERS

8.1   AMENDMENT
                (a) The Employer shall have the right at any time to amend the Plan, subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.


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
                (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

                (c) Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d) (6) protected benefit" or adds or modifies conditions relating to "Section
          411(d) (6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d) (6) protected benefits" are benefits described in Code
          Section 411 (d) (6) (A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

                     In addition, no such amendment shall have the effect of terminating the protections and rights set forth in Section 7.12, unless such termination shall then be permitted under the applicable provisions of the Code and Regulations; such a termination is currently expressly prohibited by Regulation 54.4975-11(a) (3) (ii).

8.2   TERMINATION
                (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested as provided in
          Section 7.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.


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
                (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d) (6) protected benefits" in accordance with Section 8.1(c).

8.3   MERGER OR CONSOLIDATION
          This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d) (6) protected benefits" in accordance with Section 8.1(c).

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1   PARTICIPANT'S RIGHTS
          This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

9.2   ALIENATION
                (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment


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          or legal process for or against such person, and the
          same shall not be recognized by the Trustee, except to such extent as may be required by law.

                (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, as a result of a loan from the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such loan indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such loan indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such loan indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the loan indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.12 and 2.13.

                (c)  This provision shall not apply to a
          "qualified domestic relations order" defined in Code
          Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

9.3   CONSTRUCTION OF PLAN
          This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of Florida, other than its laws respecting choice of law, to the extent not preempted by the Act.

9. 4  GENDER AND NUMBER
          Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.


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9.5  LEGAL ACTION
          In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

9.6   PROHIBITION AGAINST DIVERSION OF FUNDS
                (a)  Except as provided below and otherwise
          specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

                (b)  In the event the Employer shall make an
          excessive contribution under a mistake of fact pursuant to Act Section 403(c) (2) (A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

9.7   BONDING
          Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a


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        corporate surety company (as such term is used in Act Section
        412(a) (2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

        9.8   EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE
                  Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

        9.9  INSURER'S PROTECTIVE CLAUSE
                  Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax aspects of this Plan. The insurer shall be protected in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

        9.10  RECEIPT AND RELEASE FOR PAYMENTS
                  Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

        9.11  ACTION BY THE EMPLOYER
                  Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.


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9.12  NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY
          The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under
Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named Fiduciaries" shall be empowered to interpret the Plan and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

9.13  HEADINGS
          The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

     9.14  APPROVAL BY INTERNAL REVENUE SERVICE
                      (a) Notwithstanding anything herein to the
               contrary, contributions to this Plan are conditioned upon the initial qualification of the Plan under Code
               Section 401. If the Plan receives an adverse determination with respect to its initial qualification, then the Plan may return such contributions to the Employer within one year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

                      (b) Notwithstanding any provisions to the
               contrary, except Sections 3.6, 3.7, and 4.1(e), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

     9.15  UNIFORMITY
               All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

     9.16 SECURITIES AND EXCHANGE COMMISSION APPROVAL
               The Employer may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of Company Stock contemplated hereunder do not involve transactions requiring a registration of such Company Stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the Employer reserves the right to amend the Plan and Trust retroactively to their Effective Dates in order to obtain a favorable interpretative letter or to terminate the Plan.

9.17    VOTING COMPANY STOCK
           The Trustee shall vote all Company Stock held by it as part of the Plan assets. Provided, however, that if any agreement entered into by the Trust provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. The Trustee shall not vote Company Stock which a Participant or Beneficiary is authorized to vote, pursuant to this Section, but which right he fails to exercise.

           Notwithstanding the foregoing, if the Employer has a registration-type class of securities, each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which the Company Stock which is allocated to the Company Stock Account of such Participant or Beneficiary is to be voted. If the Employer does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to the Company Stock Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as prescribed in Regulations. For purposes of this Section the term "registration-type class of securities" means: (A) a class of securities required to be registered under
Section 12 of the Securities Exchange Act of 1934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection
(g) (2) (H) of such Section 12.

           If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote on an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries.

9.17    VOTING COMPANY STOCK
            The Trustee shall vote all Company Stock held by it as part of the Plan assets. Provided, however, that if any agreement entered into by the Trust provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. The Trustee shall not vote Company Stock which a Participant or Beneficiary, pursuant to this Section, fails to exercise.

            Notwithstanding the foregoing, if the Employer has a registration-type class of securities, each Participant or Beneficiary shall be entitled to direct the Trustees as to the manner in which the Company Stock which is allocated to the Company Stock Account of such Participant or Beneficiary is to be voted. If the Employer does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to the Company Stock Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as prescribed in Regulations. For purposes of this Section the term "registration-type class of securities" means: (A) a class of securities required to be registered under
Section 12 of the Securities Exchange Act of 1934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection
(g) (2) (H) of such Section 12.

     If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries.

          IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.


                          Home Shopping Network, Inc.



                          By
                             ------------------------
                                    EMPLOYER




                          ATTEST
                                 --------------------

                                First Amendment
                                       To
                          Home Shopping Network, Inc.
              Retirement Savings and Employee Stock ownership Plan


              THIS First Amendment to the Home Shopping Network, Inc. Retirement Savings and Employee Stock ownership Plan is hereby entered into by Home Shopping Network, Inc., a Delaware corporation, as Employer.

              WHEREAS, by Agreement effective February 1, 1990, the Employer did adopt the Home Shopping Network, Inc. Retirement Savings and Employee Stock ownership Plan; and

              WHEREAS, the Employer now desires to amend the Plan to include overtime in the definition of compensation, to change the definition of "Eligible Employee," to allow Rollover Accounts to be available for hardship withdrawals, to clarify how a Terminated Participants accounts will be valued upon condition that such amendment does not cause the tax-exempt status of the Plan to be revoked by the Internal Revenue service.

              NOW THEREFORE, in consideration of the premises and the covenants and conditions hereinafter set forth, it is agreed as follows:

              Pages 2, 4, 71, 72 and 86 shall be removed and replaced by the revised pages 2, 4, 71, 72, and 86 attached hereto.

              IN WITNESS WHEREOF, this First Amendment to Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan has been executed on the date indicated below, but effective for all purposes as of January 1, 1992.



                                        Home Shopping Network, Inc.  Employer


          Attest:                                      By:
                                                             -------------------
          By:                                          Date: 3/17/92
              ------------------------                       -------------------
                      Secretary

Noncallable preferred stock shall be deemed to be "Company
Stock" if such stock is convertible at any time into stock which constitutes "Company Stock" hereunder and If such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable. For purposes of the preceding sentence, pursuant to Regulations, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

     1.10 "Company Stock Account" means the account established pursuant to Section 4.1(b) to receive matching contributions and which is intended to be invested primarily in Company Stock.

          A separate accounting shall be maintained with respect to that portion of the Company Stock Account attributable to Elective Contributions and Non-Elective
Contributions.

          1.11 "Compensation" with respect to any Participant means such Participant's total salary and wages paid by the Employer for a Plan Year, including overtime, but excluding commissions and bonuses. Amounts contributed by the Employer under the within Plan, except for an Employee's Compensation that is deferred pursuant to Section 4.2, and any non-taxable fringe benefits shall not be considered as Compensation.

          For purposes of this Section, the determination of Compensation shall be made by including salary reduction contributions made on behalf of an Employee to a plan maintained under Code Section 125.

          For a Participant's initial year of
participation, Compensation shall be recognized for the entire Plan Year.

          Compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section
415(d). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family
Member aggregation rules of Code Section 414 (q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated
Employees paid the greatest "415 compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the

First Amendment
Effective:  January 1, 1992     2

       1.17 "Eligible Employee" means any Employee.

            Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of code section 7701(a)(46) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for such coverage in this Plan, will not be eligible to participate in this Plan.

       1.18 "Employee" means any person who is employed by the Employer or affiliated Employer, but excludes any person who is an independent contractor. Employee shall include Leased Employees within the meaning of code sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a plan described in Code section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

       1.19 "Employer" means Home shopping Network, Inc. and any successor which shall maintain this Plan; and any predecessors which has maintained this Plan. The Employer is a corporation with principal offices in the state of Florida.

       1.20 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Employer matching contributions made pursuant to Section 4.1(b) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of Highly compensated participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of
  Section 4.7(a).

       1.21 "Excess Contributions" means, with respect to a
  Plan Year, the excess of Elective contributions made on
  behalf of Highly compensated Participants for the Plan
  Year over the maximum amount of such contributions
  permitted under section 4.5(a).   Excess contributions
  shall be treated as an "annual addition" pursuant to
  section 4.9(b).

       1.22 "Excess Deferred Compensation" means, with respect to any taxable year of a participant, the excess of the aggregate amount of such participant's Deferred compensation and the elective deferrals pursuant to
  Section 4.2(f) actually made on behalf of such participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess deferred compensation shall be treated as an "annual addition" pursuant to Section

  First Amendment
  Effective: January 1, 1992      4

7.4  DETERMINATION OF BENEFITS UPON TERMINATION

              (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Combined Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Combined Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.4 until such time as a distribution is made to the Terminated Participant.

                    If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investment Account has been depleted. If interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

                    Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant. Distribution to a Participant shall not include any Common Stock acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which such loan is repaid in full. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code
          Section 411(a)(11) and the Regulations thereunder. The Participant will be entitled to the Vested balance of his account valued as of the valuation date following his date of termination. However, in the event of a hardship by the Terminated Participant or his Beneficiary, the Administrator may authorize a distribution of the Terminated Participant's Vested account valued as of

First Amendment
Effective:  January 1, 1992     71
                    the preceding valuation date plus deferrals made after that date.

                             If the value of a Terminated Participant's
                    Vested benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

                             For purposes of this Section 7.4, if the value
                    of a Terminated Participant's Vested benefit is zero, the Terminated Participant shall be deemed to have received a distribution of such Vested benefit.

                         (b) The Vested portion of any Participant's Account
                    shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:


                                   Vesting Schedule
                   Period of Service (Years)          Percentage
                             3                           20  %
                             4                           40  %
                             5                           60  %
                             6                           80  %
                             7                          100  %

                         (c) Notwithstanding the vesting schedule provided
                    for in paragraph (b) above, for any Top Heavy Plan Year, the Vested portion of the Participant's Account of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                   Vesting Schedule
                   Period of Service (Years)          Percentage
                             2                           20  %
                             3                           40  %
                             4                           60  %
                             5                           80  %




          First Amendment
          Effective: January 1, 1992      72

7.14    ADVANCE DISTRIBUTION FOR HARDSHIP
               (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of his Participant's Elective Account and participant's Rollover Account valued as of the last Anniversary Date or other valuation date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of the distribution, and the Participant's Elective Account and Participant'S Rollover Account shall be reduced accordingly. The determination of whether an immediate and heavy financial need exists shall be based on all relevant facts and circumstances. A need shall not be disqualified because it was reasonably foreseeable or voluntarily incurred.
     withdrawal under this Section shall be authorized, for example, if the distribution is on account of:

               (1)  Medical expenses described in Code Section
              213(d) incurred by the participant, his spouse, or any of his dependents (as defined in Code Section
              152);

               (2)  Funeral expenses for a member of the
              Participant's family;

               (3) The purchase (excluding mortgage payments) of a principal resident for participant;

               (4) Payment of tuition for the next semester or quarter of post-secondary education for the participant, his spouse, children, or dependents, or

               (5)  The need to prevent the eviction of the
              participant from his principal residence or foreclosure on the mortgage of the participant's principal residence.

               (b) No distribution shall be made pursuant to this section unless the Administrator determines that either the "Safe Harbor Resources Test" or the "Facts and Circumstances Resources Test" is satisfied. The "Safe Harbor Resources Test" is not satisfied unless the Administrator, based upon the participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:.

First Amendment
Effective:  January 1, 1992     86

                                Second Amendment
                                       To

                          Home Shopping Network, Inc.
              Retirement Savings and Employee Stock Ownership Plan


           THIS Second Amendment to the Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan is hereby entered into by Home Shopping Network, Inc., a Florida corporation, as Employer.

           WHEREAS, by Agreement effective February 1, 1990, the
      Employer did adopt the Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan; and

           WHEREAS, by First Amendment effective January 1, 1992, the Employer amended the Plan to include overtime in the definition of compensation, to change the definition of "Eligible Employee," to allow Rollover Accounts to be available for hardship withdrawals, and to clarify how a Terminated participant's accounts will be valued; and

           WHEREAS, the Employer now desires to amend the Plan to provide a "safe-harbor" definition of "414(s) Compensation, to clarify that the Employer matching contribution and ESOP contribution will be allocated in Company Stock and to clarify that Voting Rights will be extended only to the ESOP portion of the Employer Contribution, upon condition that such amendment does not cause the tax-exempt status of the Plan to be revoked by the internal Revenue Service.

           NOW THEREFORE, in consideration of the premises and the covenants and conditions hereinafter set forth, it is agreed as follows:

           Pages 2, 6 and 96 shall be removed and replaced by the revised pages 2, 6 and 96, attached hereto.

           IN WITNESS WHEREOF, this Second Amendment to the Home
      Shopping Network, Inc. Retirement Savings and Employee Stock ownership Plan has been executed on the date indicated below, but effective for all purposes as of January 1, 1992.


                                            Home Shopping Network, Inc.
                                                               Employer

       Attest:
                                          By:
                                             --------------------------


       By: /s/ H. Steven Holtzman         Date:    January 1, 1992
           --------------------------          ------------------------
           Secretary
           H. Steven Holtzman,
           Assistant Secretary

          1.29 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

          1.30 "415 Compensation" means compensation as defined in
      section 4.9(d).

          1.31 "414(s) Compensation" with respect to any Employee means:
        (a) his Deferred Compensation; (b) "415 Compensation" paid during a Plan Year; (c) amounts described in Code Section 104(a)(3)1 105(a) 105(h) (relating to medical reimbursements), to the extent these are includable in gross income; (d) amounts paid or reimbursed by the Employer for moving expenses, but only to the extent that, at the time of the payment, it is reasonable to believe that these amounts are not deductible by the Employee under Code Section 217; (e) the value of a nonqualified stock option granted to an Employee, but only to the extent that the value of option is includible in the gross income of the Employee for taxable year in which granted; (f) the amount includable in the gross income of an Employee upon making the election described in Code Section 83(b); and (g) the amount includable in the gross income of an Employee by reason of the granting of stock or lapsing of restrictions on such stock pursuant to Code Section 83(a).

               For purposes of this Section, the determination of "414(s) Compensation" shall be made by including salary reduction contributions made on behalf of an Employee to a plan maintained under Code Section 125.

               "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415 (d). However, for such Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

                1.32 "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means an Employee who performs services for the Employer during the "determination year" and is in one or more of the following groups:

                      (a)  Employees who at any time during the
                  "determination-year" or "look-back year" were "five percent owners as defined in Section 1.38(c).

                      (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

                      (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

                      (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the


    Second Amendment
    Effective:  January 1, 1992      6

9.17   VOTING COMPANY STOCK
             The Trustee shall vote all Company Stock held by it as part of the Plan assets. Provided, however, that if any agreement entered into by the Trust provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. The Trustee shall not vote Company Stock which a participant or Beneficiary is authorized to vote, pursuant to this Section, but which right he fails to exercise.

             Notwithstanding the foregoing, if the Employer has a registration-type class of securities, each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which the Company Stock which is allocated to the ESOP portion of the Company Stock Account of such Participant or Beneficiary is to be voted. If the Participant or Beneficiary does not exercise his right to vote, then the Trustee shall vote these shares allocated to the ESOP portion of the Company Stock Account pro rata to the voted shares. The Trustee shall vote all Company Stock allocated to the matching portion of the Company Stock Account. If the Employer does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to the ESOP portion of the Company Stock Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares allocated to the ESOP portion of the Company Stock Account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution. sale of substantially all assets of a trade or business, or such similar transaction as prescribed in Regulations. For purposes of this Section the term "registration-type class of securities" means: (A) a class of securities required to be registered under
Section 12 of the Securities Exchange Act of 1934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection
(g) (2) (H) of such Section 12.

            If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote on an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries, except that the Trustee shall vote all Company Stock allocated to the matching portion of the Company Stock Account.


Second Amendment
Effective:  January 1, 1992     96

                                SECOND AMENDMENT
                                       TO
                          HOME SHOPPING NETWORK, INC.
              RETIREMENT SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

      ThIS SECOND AMENDMENT TO THE HOME SHOPPING NETWORK, INC.
RETIREMENT SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN is hereby entered into by Home Shopping Network, Inc., a Florida corporation, as Employer.

     WHEREAS, by Agreement effective February 1, 1990, the Employer did adopt the Home Shopping Network, Inc. Retirement Savings and Stock Ownership Plan, which Plan was amended effective January 1, 1992, by that certain First Amendment to Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan; and

     WHEREAS, the Employer now desires to further amend the Plan to provide for certain limitations to amendments to the Contribution and Allocation provisions of Article IV.

     NOW, THEREFORE, in consideration of the premises and the covenants and conditions hereinafter set forth, it is agreed as follows:

     "4.13     SPECIAL PROVISION REGARDING AMENDMENTS TO THIS
               ARTICLE IV

          Notwithstanding any provision in this Plan to the contrary, no amendment to this Article IV may be made more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder."

      IN WITNESS WHEREOF, this Second Amendment to the Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan has been executed on the date indicated below, and shall be effective for all purposes as of such date.

ATTEST:                                             HOME SHOPPING NETWORK, INC.
                                                                      Employer

By:                                                  By:
    ----------------------                               ----------------------
            Secretary

                                                     Date: June 26, 1992
                                                           --------------------

                                Third Amendment
                                       To

                          Home Shopping Network, Inc.
              Retirement Savings and Employee Stock Ownership Plan


      THIS Third Amendment to the Home Shopping Network, Inc.
Retirement Savings and Employee Stock Ownership Plan is hereby entered into by Home Shopping Network, Inc., a Florida corporation, as Employer.

     WHEREAS, by Agreement effective February 1, 1990, the Employer did adopt the Home Shopping Network, Inc. Retirement Savings and
Employee Stock Ownership Plan; and

     WHEREAS, by First Amendment effective January 1, 1992, the Employer amended the Plan to include overtime in the definition of Compensation, to change the definition of "Eligible Employee," to allow Rollover Accounts to be available for hardship withdrawals, and to clarify how a Terminated Participant's accounts will be valued; and

     WHEREAS, by Second Amendment effective January 1, 1992, the Employer amended the Plan to provide a "safe-harbor" definition of "414(s) Compensation, to clarify that the Employer matching contribution and ESOP contribution will be allocated in Company Stock and to clarify that Voting Rights will be extended only to the ESOP portion of the Employer Contribution, and

     WHEREAS, the Employer-now desires to further amend the Plan by adopting the Model Language under Revenue Procedure 93-12, upon condition that such amendment does not cause the tax-exempt status of the Plan to be revoked by the Internal Revenue Service.

     NOW THEREFORE, in consideration of the premises and the covenants and conditions hereinafter set forth, it is agreed as follows:

      The Model Language wider Revenue Procedure 93-12 shall be appended hereto and made part of the Plan.

     IN WITNESS WHEREOF, this Third Amendment to the Home Shopping Network, Inc. Retirement Savings and Employee Stock Ownership Plan has been executed on the date indicated below, but effective for all purposes as of January 1, 1993.

                                                                  EXHIBIT 10.33
                                                                      CONTINUED




                                TRUST AGREEMENT

                          HOME SHOPPING NETWORK, INC.
                          RETIREMENT SAVINGS PROGRAM
                                TRUST AGREEMENT

                               TABLE OF CONTENTS



                                   ARTICLE I

                            TRUSTEES AND TRUST FUND


      1.1   NAME OF TRUST                                                   1



                                   ARTICLE II

                                      PLAN


      2.1   DELIVERY OF PLAN TO TRUSTEE                                    2



                                  ARTICLE III

                                 ADMINISTRATOR


      3.1   NOTIFICATION OF NAME OF ADMINISTRATOR                          2



                                   ARTICLE IV

                                 CONTRIBUTIONS


      4.1   RECEIPT OF CONTRIBUTION                                        3



                                   ARTICLE V

                                    TRUSTEE


      5.1   BASIC RESPONSIBILITIES OF THE TRUSTEE                          3

      5.2   INVESTMENT POWERS AND DUTIES OF THE TRUSTEE                    4

      5.3   OTHER POWERS OF THE TRUSTEE                                    4

      5.4   DUTIES OF THE TRUSTEE REGARDING PAYMENTS                       7

      5.5   TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES                   7

      5.6.  ANNUAL REPORT OF THE TRUSTEE                                    8

      5.7   AUDIT                                                           8

      5.8   RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE                  9

      5.9   TRANSFER OF INTEREST                                           10

      5.10  EMPLOYER SECURITIES AND REAL PROPERTY                          11



                                   ARTICLE VI

                       AMENDMENT, TERMINATION AND MERGERS


      6.1   AMENDMENT                                                      11

      6.2   TERMINATION                                                    12

      6.3   MERGER OR CONSOLIDATION                                        12



                                  ARTICLE VII

                                 MISCELLANEOUS


       7.1   QUALIFIED TRUST                                                12

       7.2   CONSTRUCTION OF AGREEMENT                                      12

       7.3   GENDER AND NUMBER                                              13

       7.4   LEGAL ACTION                                                   13

       7.5   BONDING                                                        13

       7.6   HEADINGS                                                       13

       7.7   IRREVOCABILITY OF TRUST                                        13

                          HOME SHOPPING NETWORK, INC.

                           RETIREMENT SAVINGS PROGRAM
                                TRUST AGREEMENT

            THIS AGREEMENT, hereby made and entered into this 31 day of January, 1990, by and between Home Shopping Network,
  Inc. (herein referred to as the "Employer") and Leslie R.
  Wandler, James N. Lawless, J. Michael Reardon, Debra K. Neighbers, and Ronald J. DiDonato (herein referred to as the "Trustee").

                      W I T N E S S E T H:

            WHEREAS, the Employer has concurrently herewith adopted a Profit Sharing Plan known as the Home shopping Network, Inc.
 Retirement Savings Program (herein referred to as the Plan); and

            WHEREAS, under the terms of the Plan, funds will from time to time be contributed to the Trustees (herein referred to as the "Trustee"), which funds as and when received by the Trustee, will constitute a trust fund to be held by said Trustee under the Plan for the benefit of the participantS or their Beneficiaries; and

            WHEREAS, the Employer desires the Trustee to hold and administer such funds and the Trustee is willing to hold and administer such funds pursuant to the terms of this Agreement;

            NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants herein contained, the Employer and the Trustee do hereby covenant and agree as follows:

                                   ARTICLE I
                            TRUSTEES AND TRUST FUND

  1.1  NAME OF TRUST
                  (a) This Trust shall be entitled the "Home
            Shopping Network, Inc. Retirement Savings Program, Trust Agreement" (hereinafter referred to as the "Trust"), and shall carry into effect the provisions of the Plan created concurrently herewith and forming a part hereof. All of the definitions in such Plan are hereby incorporated herein by reference. The Trustee hereby agrees to act as Trustee of the Trust, and to take, hold, invest, administer and distribute in accordance with the following provisions, any and all contributions and assets paid or delivered to the Trustee pursuant to the Plan.

                (b) All of the assets at any time held hereunder by the Trustee are hereinafter referred to collectively as the "Trust Fund". All right, title and interest in. and to the assets of the Trust Fund shall be at all times, vested exclusively in the Trustee.

                (c) The Trustee shall receive, take and hold any contributions paid to the Trustee by the Employer in cash or in other property acceptable to the Trustee. All contributions so received together with the income therefrom and any other increment thereon shall be held managed and administered by the Trustee pursuant to the terms of this Agreement without distinction between principal and income and without liability for the payment of interest thereon. The Trustee shall not be responsible for the collection of any contributions to the Plan.

                                   ARTICLE II
                                      PLAN

2.1   DELIVERY OF PLAN TO TRUSTEE
          The Employer shall deliver to the Trustee a copy of the Plan and of any amendment thereto for convenience of reference, but rights, powers, titles, duties, discretions and immunities of the Trustee shall be governed solely by this instrument without reference to the Plan.

                                  ARTICLE III
                                 ADMINISTRATOR

3.1   NOTIFICATION OF NAME OF ADMINISTRATOR
                (a) The Plan provides for the appointment of an Administrator or Administrators (herein referred to as the "Administrator"), to administer the Plan. The Employer shall notify the Trustee in writing of the name of the Administrator, and of any change in the identity of such Administrator. Until notified of the change, the Trustee shall be fully protected in acting upon the assumption that the identity of the Administrator has not been changed.

                (b) All directions by the Administrator to the Trustee shall be in writing signed by such Administrator.

                (c) The Employer shall furnish to the Trustee a specimen signature of the Administrator or Administrators at the time he or they are appointed.

                (d)  The Administrator shall have sole
          responsibility for determining the existence, non-existence, nature and amount of the rights and interests of all persons, in the Trust Fund.

                                   ARTICLE IV
                                 CONTRIBUTIONS

4.1   RECEIPT OF CONTRIBUTION
          The Trustee shall receive all contributions paid in cash or other property acceptable to the Trustee, and all contributions so received together with the income therefrom and any increment thereon shall be held, managed and administered by the Trustee pursuant to this Agreement without distinction between principal and income. The Trustee shall have no duty to require any contributions to be made to the Trustee by the Employer or to determine that the amounts received comply with the Plan, or to determine that the Trust Fund is adequate to provide the benefits payable pursuant to the Plan.

                                   ARTICLE V
                                    TRUSTEE

5.1   BASIC RESPONSIBILITIES OF THE TRUSTEE
          The Trustee shall have the following categories of responsibilities:

                (a)  Consistent with the "funding policy and
          method" determined by the Employer, to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan in accordance with the provisions of the Plan;

                (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

                (c)  To maintain records of receipts and
          disbursements and furnish to the Employer and/or
          Administrator for each Plan Year a written annual report per Section 5.6; and

                (d) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

5.2   INVESTMENT POWERS AND DUTIES OF THE TRUSTEE
                (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis-of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times the Plan may qualify as a qualified Profit Sharing Plan and Trust.

                (b)  The Trustee may employ a bank or trust
          company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

                (c) The Trustee may from time to time with the consent of the Employer transfer to a common collective, or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may, from time to time with the consent of the Employer, withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.

5.3   OTHER POWERS OF THE TRUSTEE
          The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

      (a) To purchase, or subscribe for, any
securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

      (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

      (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

      (d) To cause any securities or other property to be registered in the Trustee' s own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

      (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

      (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

      (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

      (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

      (i) To settle, compromise, or submit to
arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

      (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

      (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund such annuity, or other Contracts (on the life of any participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other
Contracts as and when entitled to do so under the provisions thereof;

      (1) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee'S bank;

      (m) To invest in Treasury Bills and other forms of United States government obligations;

                (n) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the securities Exchange Act of 1934, as amended, or, if the options are not traced on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

                (o)  To deposit monies in federally insured
          savings accounts or certificates of deposit in banks or savings and loan associations;

                (p) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or an affiliated company of the Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

                (q) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

5.4   DUTIES OF THE TRUSTEE REGARDING PAYMENTS
          At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

5.5   TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES
          The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

5. 6  ANNUAL REPORT OF THE TRUSTEE
          Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

                (a)  the net income, or loss, of the Trust Fund;

                (b)  the gains, or losses, realized by the Trust
          Fund upon sales or other disposition of the assets;

                (c) the increase, or decrease, in the value of the Trust Fund;

                (d) all payments and distributions made from the Trust Fund; and

                (e)  such further information as the Trustee
          and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

5.7   AUDIT
                (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedulers or lists that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently. All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

                (b) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

5.8   RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE
                (a)  The Trustee may resign at any time by
          delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

                (b)  The Employer may remove the Trustee by
          mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty
          (30) days before its effective date, a written notice of his removal.

                (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

                   (d) The Employer may designate one or more
            successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

                   (e) Whenever any Trustee hereunder ceases to
            serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either
            (i) included as part of the annual statement of account for the Plan Year required under section 5.6 or
            (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in section 5.6 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 5.6 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by section 5.6 and this subparagraph.

  5. 9  TRANSFER OF INTEREST
            The Trustee, on behalf of any participant, may accept funds transferred from another trust forming part of a pension, profit sharing, or stock bonus plan meeting the requirements of Code section 401(a) or a "conduit" Individual Retirement Account for the account of a participant under this Plan, provided the conditionS precedent to such transfer set forth in the Plan are satisfied. In the event of such a transfer under this Plan, the Trustee shall maintain a separate, nonforfeitable "Participant's Rollover Account" for the amount transferred. In addition, any such transfer may only be made if it does not result in the elimination of any "Section 411(d) (6) protected benefits" as described in section 6.1. The Trustee may act upon the direction of the Administrator without determining the facts concerning a transfer.

5.10  EMPLOYER SECURITIES AND REAL PROPERTY
          The Trustee shall be empowered to acquire and hold "qualifying Employer securities" and "qualifying Employer real property," as those terms are defined in the Act, provided, however, that the Trustee shall not be permitted to acquire any qualifying Employer securities or qualifying Employer real property if, immediately after the acquisition of such securities or property, the fair market value of all qualifying Employer securities and qualifying Employer real property held by the Trustee hereunder should amount to more than 100% of the fair market value of all the assets in the Trust Fund.

                                   ARTICLE VI
                       AMENDMENT, TERMINATION AND MERGERS

6.1   AMENDMENT
                (a) The Employer shall have the right at any time to amend this Agreement. However, no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may. be made without the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

                (b)  No amendment to this Agreement shall be
          effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the participants or their Beneficiaries or estates; or cause any reduction in the amount credited to the account of any participant; or cause or permit any portion of the Trust Fund to revert to or become property of the Employer.

                (c)  Except as permitted by Regulations
          (including Regulation 1.411 (d)-4), no amendment to this Agreement or transaction having the effect of an amendment to this Agreement (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any Section 411(d) (6) protected benefit. or adds or modifies conditions relating to "section 411 (d) (6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the execution date or effective date of the amendment. "Section 411(d) (6) protected benefits are benefits described in Code section 411 (d) (6) (A), early retirement benefits and, retirement-type subsidies, and optional forms of benefit.

6.2    TERMINATION
            This Agreement and the Trust created hereby will terminate as to the Employer in the case of complete distribution of the Trust Fund held for the benefit of the Participants pursuant to the Plan. Such distribution will be at the time and manner determined by the Administrator pursuant to the requirements of the Plan with written instructions to the Trustee. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d) (6) protected benefits" in accordance with section 6.1 (c).

6.3   MERGER OR CONSOLIDATION
            This Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other trust only if the benefits which would be received by a participant of the Employer Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d) (6) protected benefits" in accordance with Section 6.1(c).

                                  ARTICLE VII
                                 MISCELLANEOUS

7.1   QUALIFIED TRUST
            The Trust is hereby designated as constituting a part of the Plan which is intended to continue to qualify and to be tax exempt under Section 401(a) and section 501(a), respectively, of the Code, and of the Act, as amended from time to time. Until advised otherwise, the Trustee may conclusively presume that this Trust is qualified under section 501(a) of the Code as amended from time to time, and that this Trust is exempt from federal income taxes.

7.2   CONSTRUCTION OF AGREEMENT
            This Trust shall be construed and enforced according to the Act and the laws of the State of Florida, other than its laws respecting choice of law, to the extent not pre-empted by the Act.

7.3     GENDER AND NUMBER
             Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.


7.4      LEGAL ACTION
             In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which Trustee or tee Administrator may be a party, and such claim, for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

7.5       BONDING
               Every Fiduciary, except a bank or an insurance company, exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act section 412(a) (2)), and the bond shall be in a form approved by-the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

7.6       HEADINGS
                The headings and Subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

7.7       IRREVOCABILITY OF TRUST
                All contributions made by the Employer shall be irrevocable, and no part of the corpus of the Trust Fund nor any income therefrom shall revert to the Employer or be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries, except as provided by law, as provided in the Plan.

          IN WITNESS WHEREOF, this Trust has been executed the day and year first above written.


                          Home Shopping Network, Inc.


                           By
                              -----------------------
                                    Employer

                           ATTEST
                                  -------------------


                              -----------------------
                                    TRUSTEE

                              -----------------------
                                    TRUSTEE

                              -----------------------
                                    TRUSTEE

                              -----------------------
                                    TRUSTEE

                              -----------------------
                                    TRUSTEE

                        INVESTMENT MANAGEMENT AGREEMENT

             HOME SHOPPING NETWORK, INC. RETIREMENT SAVINGS PROGRAM

                          SHORT TERM FIXED INCOME FUND



The undersigned, presently acting as Trustees ("Trustees")

under a certain instrument dated the 31st day of January

1990  ("Instrument") establishing the Home Shopping

Network, Inc. Retirement Savings Program Short Term Fixed

Income Fund's ("Fund") wish to open and maintain an account

with Chase Bank of Florida, N.A. ("Bank") and to appoint the

Bank as Investment Manager to advise, invest and reinvest

the assets held therein.  The Bank will act under the

following terms and conditions:



      1.  The Bank will open an Investment Management

          Account ("Account") in the name of the Fund and

          hold therein upon the teas herein set forth, all

          such cash, securities and other property as shall

          be received and accepted from time to time by the

          Bank for the Account subject to its authority as

          Investment Manager as hereinafter provided.



      2.  The Bank, as Investment Manager, shall advise the

          Trustees regarding the investment of the

          securities and cash in the account in such

          securities or other property in which the Trustees

          are permitted to invest under the provisions of the Instrument; provided, however, that the

          Trustees may, at any time and from time to time,

          direct the approximate percentage or percentages

          of the Account to be invested in any one or more

          classes of securities.  No Options, Futures,

          Puts/Calls, commodities or Margin accounts are

          permitted.



3.   Without limitation of the foregoing provisions of

     this Agreement, the Bank is authorized and

     empowered, with the consent of the trustees:



      A.  To collect and receive all monies and other

          property paid or distributed in respect of

          the property held in the Account or realized

          on the sale or other disposition of such

          property.



     B.   To purchase, receive or subscribe for any

          securities or other property and to retain

          such securities or other property.



     C.   To sell for cash, convert, redeem, exchange

          for other securities or other property, to

          enter into standby agreements for future

          investment, either with or without a standby

          fee, or otherwise to dispose of any
     securities or other property at any time held

     by it.



     D.   To exercise any conversion privilege and/or

          subscription right available in connection

          with any securities or other property at any

          time held by it; to oppose or to consent to

          the reorganization, consolidation, merger, or

          readjustment of the finances of any

          corporation, company or association, or to

          the sale, mortgage, pledge or lease of the

          property of any corporation, company or

          association any of the securities of which

          may at any time be held by it and to do any

          act with reference thereto, including the

          exercise of options, the making of agreements

          or subscriptions and the payment of expenses,

          assessments or subscriptions, which may be

          necessary or advisable in connection

          therewith, and to hold and retain any

          securities or other property which it may so

          acquire; and to deposit any property with any

          protective; reorganization or similar

          committee, and to pay or agree to pay part of

          the expenses and compensation of any such

          committee and any assessments levied with

          respect to property so deposited.

     E.   To exercise, personally or by general or by

          limited power of attorney, any right,

          including the right to vote, appurtenant to

          any securities or other property held by it

          at any time.



      F.  To hold part or all of the Account in cash or

          cash equivalents.



      G.  To transfer, at any time and from time to

          time, such part or all of the Account as it

          shall deem advisable to THE CHASE BANK OF

          FLORIDA, N.A. (National Association) as

          trustee of any trust "Collective Trust")

          which has been qualified under section 401(a)

          and is exempt under Section 501 (a) of the

          Internal Revenue Code of 1954, now or

          hereafter maintained by it as a medium for

          the collective investment of funds of

          pension, profit sharing or other employee

          benefit plans, and to withdraw any part or

          all of thee Account so transferred.  To the

          extent of the interest of the Account in any

          Collective Trust the terms of the agreement

          or declaration of trust establishing such

          Collective Trust shall be a part of this

           Account and of the Instrument as if set forth

           in full herein, and any assets transferred to

           any Collective Trust shall be held, invested

           and administered in accordance with such

           agreement or declaration of trust, which

           shall be controlling notwithstanding any

           contrary provision of this Agreement or the

           Instrument.  Without limitation of the

           foregoing, the time and manner of withdrawals

           from any Collective Trust shall be

           established in the discretion of the trustee

           of the Collective Trust.



      H.   To register any securities held by it

           hereunder in its own name or in the name of a

           nominee with or without the addition of words

           indicating that such securities are held in a

           fiduciary capacity and to hold any securities

           in bearer form and to deposit any securities

           or other property in a depository or a

           clearing corporation.



      I.   To deposits funds with the Bank in interest

           bearing accounts subject to the Trustee's

           directions.

     j.   To employ suitable agents, counsel and

          advisors. Including investment advisors which

          may, but need not be, affiliates of The

          Chase Manhattan Bank, N.A.



     K.   Generally to do all reasonable acts, whether

          or not expressly authorized, which the Bank

          may reasonably deem necessary or desirable

          for the protection of the Account.



     L.   To open a noninterest bearing account for the

          purpose of depositing those funds withheld

          for payment of taxes as authorized by the

          beneficiaries at time of distribution, monies

          to be forwarded to IRS.



4.   With respect to those securities and transactions

     as to which the Bank offers this service, the

     proceeds from the sale of securities will be

     credited to the Account on the contractual

     settlement date and the cost of such securities

     purchased will be debited to the Account on the

     contractual settlement date.  The Bank may reverse

     any such credits and debits if the transaction

     with respect to which they were made fails to

     settle within a reasonable period, determined by

     the Bank in its discretion, after the contractual settlement date, except that if the Bank delivers securities which are returned by the recipient

     thereof, the Bank may reverse any such credit: and

     debits at any time.  With respect to securities or

     transactions as to which the Bank does not offer

     this service, the proceed: from the sale of

     securities will be credited to the Account on the

     date such proceeds are received by the Bank, and

     the cost of such securities purchased will be

     debited to the Account on the date securities are

     received by the Bank.  As to both sales and

     purchases, funds availability will be based on the

     type of funds that were utilized in the trade

     settlement, including, but not limited to, same

     day availability for federal funds and next

     business day availability for clearing house

     funds.



5.   The Bank shall be paid compensation in accordance

     with its published schedule of compensation in

     effect from time to time.



6.   The Bank shall render from time to time to the

     Trustees, but at least monthly and within 90 days

     after the termination of the Account, a statement

     of the transactions with respect to the Account

     and if no written objection to any such statement is made by the Trustee: within 60 days after the mailing of such statement by the Bank, the

     Trustees shall be deemed irrevocably to have

     approved such statement as an "Account stated" and

     all matters set forth therein.



7.   This Agreement may be amended at any time or from

     time to time by a written agreement between the

     Bank and the Trustees.

8.   The Bank shall from time to time make payments out

     of the Account to such persons, including the

     Trustees or any one of them, in such amounts and

     for such purposes as may be specified in the

     directions of the Trustees or of such one or more

     of them as may be permitted to give such

     directions pursuant to the Instrument.  The Bank

     shall be fully protected in relying upon a

     certification of any Trustee or Trustees so

     authorized under the instrument with respect to

     any instruction, direction or approval of the

     Trustees, and protected also in relying upon a

     certification of the Trustees, as to the identity

     of the Trustee or Trustees so authorized, and in

     continuing to rely upon such certification until a

     subsequent certification is filed with the Bank.

     The Bank shall be fully protected in acting upon

     any instrument, certificate, or paper believed by
                it to be genuine and to be signed or presented by

                the proper person or persons, and the Bank shall

                be under no duty to make any investigation or

                inquiry as to any statement contained in any such

                writing but may accept the same as conclusive

                evidence of the truth and accuracy of the

                statements therein contained.  The bank may also

                in its discretion accept instructions or

                directives from the Trustee or Trustees so

                authorized, orally, or by telephone, telegraph or

                cable, which the Bank believes to be genuine and

                on which the Bank shall act in "good faith".  The

                Bank shall not be liable for executing, failing to

                execute, or for any mistake in the execution of

                any such directions or instruction, on which it

                has acted in good faith.  The Bank shall not be

                liable for the proper application of any part of

                the Account if payments are made in accordance

                with the written directions of the Trustees as

                herein provided.



          9.    The Trustees and the Fund agree to hold the Bank

                harmless from all liability, loss, and expenses

                arising from claims of third parties that may be

                asserted, and from taxes and other governmental

                charges and related expenses that may be assessed

                or imposed with respect to the Account or any property in it or against the Bank by reason of any action taken or omitted by it pursuant to

     written instructions or written authorizations

     received from the Trustees.



10.  The Account may be terminated at any time by the

     Trustees or the Bank and upon such termination,

     the Bank shall transfer and deliver to the

     Trustees or on their order the assets then held in

     the Account, after reserving such funds for any

     outstanding fees and liabilities (including those

     for purchases and sales directed by the Trustees)

     which it may have incurred in connection with the

     Account according to it's fee schedule then in

     effect.



11.  The rights, powers and authorities and the duties

     and responsibilities of the Bank as custodian and

     as provided in this Agreement, and the Bank shall

     have only such duties with respect to the Fund a:

     are specified herein and under EISA and Florida

     law.



12.  The Bank hereby acknowledges that it is an

     Investment Manager as defined under the Employee

     Retirement Income Security Act of 1974 ("ERISA")

     and acknowledges that, as such Investment Manager acting under this Agreement, it is a fiduciary with respect to the Fund.  The Trustees shall

     provide the Bank with such written instructions

     regarding the funding policy and investment policy

     of the Fund as shall be necessary or appropriate

     in order to permit the Bank to beet its fiduciary

     responsibilities as such Investment Manager under

     ERISA, and to the extent permitted by ERISA the

     Bank shall have no liability or responsibility for

     any act or omission by it on the basis of such

     instructions.



13.  This Agreement and the Account created hereby

     shall be construed, regulated and administered

     under the laws of the State of Florida or the laws

     of the United States, as applicable.



14.  This account shall be known as the Home Shopping

     Network, Inc. Retirement Savings Program Short

     Term Fixed Income Fund.



15.  This Agreement shall be executed in any number of

     counterparts, each one of which shall be deemed to

     be the original although the others shall not be

     produced.

IN WITNESS WHEREOF, this Agreement has been duly executed a:

of _____ day of ____________ 1990.



Trustees of the Fund


- ----------------------------

- ----------------------------

- ----------------------------

- ----------------------------


The Chase Bank of Florida

(National Association)



By
   ----------------------
       Vice President



Dated
      -------------------

I, the undersigned duly elected, qualified and acting Secretary of Home

Shopping Network, Inc. Corporation organized and existing under the laws of the State of Florida hereby certify that a meeting of the Home Retirement

Savings Plan said Corporation duly held  January 31st, 1990 the following resolutions were duly adopted:

BE IT RESOLVED, that

The form of the ERISA Investment Advisory Agreement with The Chase Bank of

Florida, N.A. presented to this meeting hereby is approved:

Any * one of the following duly authorized officers of agents of this

Corporation (is) are authorized to execute said Agreement on behalf of this

Corporation and to give instructions to said Bank pursuant to said Agreement,

namely:

** Chief Financial Officer &  ;
   -------------------------
   Treasurer


*Insert the word "one" or "two" as desired.

**Insert title or titles of the officer (or officers) and

the agent (or agents) authorized.



The Secretary of this Corporation is authorized to certify

to said Bank under the seal of this Corporation (a) a copy

of these resolutions together with the names and signatures

of the officer(s) or the agent(s) of this Corporation

authorized to execute said Agreement and to give

instructions pursuant thereto; and (b) in case of each subsequent change in the individual holding any such office or authority, such fact and the name and signature of the

new officer(s) or agent(s), and until said Bank has actually received such written notice and has had a reasonable

opportunity to act upon it, said Bank shall be authorized to act in pursuance of these resolutions even though these

resolutions may have been changed.  I further certify that



     1.   The following are officers or agents of this

          Corporation and have their signatures placed

          opposite their respective names:



               Name                    Office               Signature
           ------------             ------------           ------------
                                  Executive VP/
           J. Michael Reardon     Chief Operating       /s/ J. Michael Reardon
           ------------------     Officer               ----------------------
                                  ---------------

           Edward Vaughn, Jr.     Senior VP,            /s/ Edward Vaughn, Jr.
           ------------------     Human Resources       ----------------------
                                  ---------------

           Nando DiFilippo, Jr.  Secretary              /s/ Nando DiFilippo, Jr.
           --------------------                         ----------------------

           Leslie R. Wandler     Agent                  /s/ Leslie R. Wandler
           --------------------                         ----------------------



     2.   The foregoing resolutions are in full force and

          effect and are not contrary to' the Charter or By-

          Laws of this Corporation and the annexed ERISA

          Investment Advisory Agreement is identical with

          the form of the Corporate Investment Advisory

          Agreement Presented to said meeting and approved

          by the AFORESAID RESOLUTION.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed

the Corporate Seal of this Corporation this  31st  day of

January   , 1990



                                           Secretary
                                                     -----------------------
                                           *Other Officer
                                                          ------------------





(CORPORATE SEAL)

*If the Secretary is himself authorized to sign instructions the above certification must also be signed by an additional officer of the Corporation.



(This form of affidavit is for use in the United States.)



State of     Florida         )

                             )       ss.:

County of    Pinellas        )



On this  31st day of January, 1990, in said County of

Pinellas before me, personally came Nando DiFilippo, Jr.

before me, personally came Leslie R. Wandler to me known

to be the person described in and who executed the foregoing certificate, and acknowledged to me that he/she executed the same; and being by me duly sworn, did depose and say that

he/she is

Secretary of Home Shopping Network. Inc; that as such officer he keeps the corporate minute books and seal of said

corporation and that the foregoing certificate is true to

his/her own knowledge.



                                ------------------------


  (NOTORIAL SEAL)





N0TARY PUBLIC, STATE OF FLORIDA
MY COMMISSION EXPIRES: AUG. 11. 1993
BONDED THRU NOTARY PUBLIC UNDERWRITERS;

                                January 25, 1990


               GUIDELINES FOR INVESTMENT OF HOME SHOPPING NETWORK
                                401K PLAN FUNDS
                               FIRST QUARTER 1990





This policy guideline has been approved by
                                           ------------------------

                             EMPLOYER CONTRIBUTION

                             Current Objectives    Long Term Ranges
Home Shopping Network (HSN)          90%               85 - 90%
 Treasury stock

U.S. Gov't. Money Market Fund        10%               10 - 15%

If, through market changes, the Borne Shopping Network stock represents (more than _____% reduce to _____%
           (less than _____% raise to  _____%



                       EMPLOYEE CONTRIBUTION

                             Current Objectives    Long Term Ranges
Short Term Fixed Income             100%               100%
       (Fund A)



                       DEPOSIT AND WITHDRAWAL PRIORITIES

Deposits:   All deposits should be made under the following
            priorities:


Withdrawals:  All withdrawals should be made under the following priorities:

                                 DEPOSIT TIMING

                                    Employer         Employee
   Initial Contribution:              HSN             Fund A

     When Received                    85%              100%
     Following Quarter                 5%

   Monthly and Semi-Monthly Contributions: Fully deposit as received in order to bring in line with current policy objectives.

   Note: The guidelines will as heretofore be reviewed quarterly for both appropriateness and adjustments.